UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07138

Name of Fund: BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New Jersey Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2015

Date of reporting period: 01/31/2015

Item 1 – Report to Stockholders

JANUARY 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

BlackRock MuniYield Investment Quality Fund (MFT)

BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility, while remaining below the long-term average level, increased over the course of 2014 and into 2015, driven largely by higher valuations in risk assets (such as equities and high yield bonds), escalating geopolitical risks, uneven global economic growth and expectations around policy moves from the world’s largest central banks. Surprisingly, U.S. interest rates trended lower through the period even as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program, which ultimately ended in October.

The first half of 2014 was generally a strong period for most asset classes; however, volatility ticked up in the summer as geopolitical tensions intensified in Ukraine and the Middle East and investors feared that better U.S. economic indicators may compel the Fed to increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened versus other currencies, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

Several themes dominated the markets in the fourth quarter that resulted in the strong performance of U.S. markets versus other areas of the world. Economic growth strengthened considerably in the United States while the broader global economy showed signs of slowing. The European Central Bank and the Bank of Japan took aggressive measures to stimulate growth while the Fed moved toward tighter policy, causing further strengthening in the U.S. dollar. Fixed income investors piled into U.S. Treasuries where yields, although persistently low, were comparatively higher than yields on international sovereign debt, while equity investors favored the relative stability of U.S.-based companies amid rising global risks.

Oil prices, which had been gradually declining since mid-summer, suddenly plummeted in the fourth quarter due to a global supply-and-demand imbalance. Energy stocks sold off sharply and oil-exporting economies struggled, mainly within emerging markets. Conversely, the consumer sectors benefited from lower oil prices as savings at the gas pumps freed up discretionary income for other goods and services.

These trends shifted at the beginning of 2015. U.S. equity markets starkly underperformed international markets due to stretched valuations and uncertainty around the Fed’s pending rate hike. In addition, the stronger U.S. dollar began to hurt earnings of large cap companies. The energy sector continued to struggle, although oil prices showed signs of stabilizing toward the end of January as suppliers became more disciplined in their exploration and production efforts.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.37%	14.22%
U.S. small cap equities (Russell 2000® Index)	4.72	4.41
International equities (MSCI Europe, Australasia, Far East Index)	(6.97)	(0.43)
Emerging market equities (MSCI Emerging Markets Index)	(9.05)	5.23
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	9.29	12.25
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	4.36	6.61
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.51	8.81
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.89)	2.41
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended January 31, 2015

Municipal Market Conditions

Municipal bonds generated strong performance in 2014, thanks to a favorable supply-and-demand environment and declining interest rates. (Bond prices rise as rates fall.) Investor demand for municipal bonds was strong from the start of the year when U.S. economic data softened amid one of the harshest winters on record. Interest rates proceeded to move lower even as the U.S. Federal Reserve (the “Fed”) scaled back its open-market bond purchases. This surprising development, coupled with reassurance from the Fed that short-term rates would remain low for a considerable amount of time, resulted in strong demand for fixed income investments in 2014, with municipal bonds being one of the stronger performing sectors for the year. For the 12-month period ended January 31, 2015, municipal bonds garnered net inflows of approximately $32 billion (based on data from the Investment Company Institute).

From a historical perspective, total new issuance for the 12 months ended January 31, remained relatively strong at $342 billion (slightly higher than the $326 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 45%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of January 31, 2015
6 months: 4.51%
12 months: 8.81%

A Closer Look at Yields

From January 31, 2014 to January 31, 2015, yields on AAA-rated 30-year municipal bonds decreased by 135 basis points (“bps”) from 3.85% to 2.50%, while 10-year rates decreased 81 bps from 2.53% to 1.72% and 5-year rates decreased 16 bps from 1.10% to 0.94% (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period even as the spread between 2- and 30-year maturities flattened by 146 bps and the spread between 2- and 10-year maturities flattened by 92 bps.

During the same time period, U.S. Treasury rates fell by 136 bps on 30-year bonds, 99 bps on 10-year bonds and 32 bps in 5-year issues. Accordingly, tax-exempt municipal bond performance was generally in line with Treasuries on both the long and short ends of the curve, while lagging in the intermediate portion of the curve as a result of increased supply. Municipals modestly outperformed Treasuries in the very short end of the curve as expectations around future Fed policy changes pressured short-term U.S. Treasury prices. Positive performance on the long end of the curve was driven largely by a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities had become scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in the low-rate environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more flexible approach to security selection and yield curve positioning going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, solid revenue growth exceeding pre-recession levels coupled with the elimination of more than 625,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery, and that the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	JANUARY 31, 2015

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Fund’s obligations under the TOB (including accrued interest), a TOB is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	5

Fund Summary as of January 31, 2015	BlackRock MuniHoldings California Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal and California income taxes. The Fund seeks to achieve its investment objective by investing primarily in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 10.28% based on market price and 6.00% based on NAV. For the same period, the closed-end Lipper California Municipal Debt Funds category posted an average return of 12.10% based on market price and 7.85% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. California issues gained an additional boost from the state’s improving credit profile. Longer-term municipal bonds generally outperformed shorter-term issues. In this environment, the Fund’s exposure to the long end of the yield curve had a positive impact on performance. Its positions in AA-rated issues, tax-backed bonds issued by local authorities, and the health care, transportation and utilities sectors also helped returns. Leverage on the Fund’s assets amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2015 ($15.05)[1]	5.38%
Tax Equivalent Yield[2]	10.96%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of January 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 50.93%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniHoldings California Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.05	$14.04	7.19%	$15.09	$13.98
Net Asset Value	$16.30	$15.82	3.03%	$16.30	$15.82

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	34%	37%
Utilities	26	25
Transportation	13	14
Health	13	12
Education	7	6
State	7	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	9%	15%
AA/Aa	74	76
A	17	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	8%
2016	9
2017	13
2018	13
2019	17

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	7

Fund Summary as of January 31, 2015	BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings New Jersey Quality Fund, Inc.’s (MUJ) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income tax and New Jersey personal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and BlackRock MuniYield New Jersey Quality Fund, Inc. (“MJI”) approved the reorganization of MJI with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the requisite shareholders of the Fund approved the reorganization of MJI with and into the Fund, which is expected to be completed in April 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 10.11% based on market price and 8.60% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 8.91% based on market price and 7.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration positioning made the largest contribution to performance, as yields on municipal bonds decreased substantially during the period. (Bond prices rise as yields fall; duration measures sensitivity to interest rate movements). The income generated from the Fund’s holdings of New Jersey tax-exempt municipal bonds contributed to performance as well. The Fund’s exposure to the long end of the yield curve helped performance as the yield curve flattened substantially over the period (long-term rates fell much more than intermediate rates, while two-year rates rose). The Fund also benefited from its credit exposure as spreads generally tightened, especially in the tax-backed state, tax-backed local and health care sectors. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUJ
Initial Offering Date	March 11, 1998
Yield on Closing Market Price as of January 31, 2015 ($15.07)[1]	5.89%
Tax Equivalent Yield[2]	11.43%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2015[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniHoldings New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.07	$14.11	6.80%	$15.18	$13.84
Net Asset Value	$16.58	$15.74	5.34%	$16.58	$15.74

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
State	24%	22%
Transportation	22	23
Education	18	18
County/City/Special District/School District	16	14
Health	12	12
Housing	4	6
Utilities	3	3
Corporate	1	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	8%
2016	3
2017	7
2018	9
2019	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	9%	9%
AA/Aa	50	51
A	35	33
BBB/Baa	6	7
NR2	—	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015, and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be of investment grade was $10,041, representing less than 1%, and $10,039, representing less than 1%, respectively, of the Fund’s total investments.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	9

Fund Summary as of January 31, 2015	BlackRock MuniYield Investment Quality Fund

Fund Overview

BlackRock MuniYield Investment Quality Fund’s (MFT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 11.83% based on market price and 9.03% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 11.69% based on market price and 8.99% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered strong performance during the six-month period, with yields declining as prices rose. Long-term bonds outperformed their short-term counterparts, leading to a flattening of the yield curve. In this environment, the Fund’s duration positioning contributed positively to performance. The Fund’s longer dated holdings in the transportation, utilities and tax-backed sectors experienced the best price action on an absolute basis. The income generated from the Fund’s holdings of tax-exempt municipal bonds contributed to performance as well. Leverage on the Fund’s assets amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MFT
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2015 ($14.38)[1]	5.92%
Tax Equivalent Yield[2]	10.46%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of January 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield Investment Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.38	$13.26	8.45%	$14.38	$13.18
Net Asset Value	$15.68	$14.83	5.73%	$15.68	$14.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
Transportation	36%	36%
Utilities	19	21
County/City/Special District/School District	19	18
State	11	9
Health	10	11
Education	2	2
Housing	2	2
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	7%	6%
AA/Aa	62	62
A	26	27
BBB/Baa	5	5

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	—
2016	2%
2017	2
2018	11
2019	26

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	11

Fund Summary as of January 31, 2015	BlackRock MuniYield Michigan Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Michigan Quality Fund, Inc.’s (MIY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Michigan income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 11.12% based on market price and 9.58% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 8.27% based on market price and 7.81% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration positioning made the largest contribution to performance, as yields on municipal bonds decreased substantially during the period. (Bond prices rise as yields fall; duration measures sensitivity to interest rate movements). The income generated from the Fund’s holdings of Michigan tax-exempt municipal bonds contributed to performance as well. The Fund’s exposure to the long end of the yield curve helped performance as the yield curve flattened substantially over the period (long-term rates fell much more than intermediate rates, while two-year rates rose). The Fund also benefited from its credit exposure as spreads generally tightened, especially in the utilities sector. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MIY
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2015 ($14.51)[1]	5.95%
Tax Equivalent Yield[2]	10.98%
Current Monthly Distribution per Common Share[3]	$0.072
Current Annualized Distribution per Common Share[3]	$0.864
Economic Leverage as of January 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.81%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield Michigan Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.51	$13.47	7.72%	$14.56	$13.31
Net Asset Value	$16.19	$15.24	6.23%	$16.19	$15.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
Education	23%	21%
Health	19	18
County/City/Special District/School District	17	19
State	13	11
Utilities	10	13
Transportation	9	9
Housing	6	6
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	1%	3%
AA/Aa	67	73
A	29	24
BBB/Baa	2	—
N/R	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	6%
2016	6
2017	7
2018	13
2019	9

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	13

Fund Summary as of January 31, 2015	BlackRock MuniYield New Jersey Quality Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Quality Fund, Inc.’s (MJI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and BlackRock MuniHoldings New Jersey Quality Fund, Inc. (“MUJ’’) approved the reorganization of the Fund with and into MUJ, with MUJ continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the shareholders of the Fund approved the reorganization of the Fund with and into MUJ, which is expected to be completed in April 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 8.67% based on market price and 9.08% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 8.91% based on market price and 7.86% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s duration positioning made the largest contribution to performance, as yields on municipal bonds decreased substantially during the period. (Bond prices rise as yields fall; duration measures sensitivity to interest rate movements). The income generated from the Fund’s holdings of New Jersey tax-exempt municipal bonds contributed to performance as well. The Fund’s exposure to the long end of the yield curve helped performance as the yield curve flattened substantially over the period (long-term rates fell much more than intermediate rates, while two-year rates rose). The Fund also benefited from its credit exposure as spreads generally tightened, especially in the tax-backed state and health care sectors. In addition, the Fund’s use of leverage amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MJI
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2015 ($14.91)[1]	5.96%
Tax Equivalent Yield[2]	11.57%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2015[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 48.48%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield New Jersey Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$14.91	$14.15	5.37%	$14.98	$13.75
Net Asset Value	$16.51	$15.61	5.77%	$16.51	$15.61

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
Transportation	23%	24%
Education	22	22
State	18	17
County/City/Special District/School District	13	12
Health	11	11
Housing	5	6
Utilities	4	4
Corporate	4	4

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	5%	6%
AA/Aa	50	51
A	38	36
BBB/Baa	7	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2015	7%
2016	3
2017	7
2018	8
2019	7

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	15

Fund Summary as of January 31, 2015	BlackRock MuniYield Pennsylvania Quality Fund

Fund Overview

BlackRock MuniYield Pennsylvania Quality Fund’s (MPA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Pennsylvania income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On December 5, 2014, the Boards of the Fund and BlackRock Pennsylvania Strategic Municipal Trust (“BPS”) approved the reorganization of BPS with and into the Fund, with the Fund continuing as the surviving fund after the reorganization. At a special shareholder meeting on March 12, 2015, the requisite shareholders of the Fund approved the reorganization of BPS with and into the Fund, which is expected to be completed in April 2015.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the six-month period ended January 31, 2015, the Fund returned 12.17% based on market price and 7.63% based on NAV. For the same period, the closed-end Lipper Pennsylvania Municipal Debt Funds category posted an average return of 8.72% based on market price and 7.76% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

Municipal bonds generally delivered positive performance during the six-month period, with yields declining as prices rose. In this environment, the Fund’s duration exposure (sensitivity to interest rate movements) contributed positively to performance. The Fund’s exposure to long-maturity bonds benefited performance given that the yield curve flattened, with rates falling more significantly in the 20- to 30-year maturity range than for bonds of other maturities. In addition, the Fund’s exposure to zero-coupon bonds, which outperformed current-coupon bonds, benefited returns. The income generated from coupon payments on the Fund’s portfolio of Pennsylvania tax-exempt bonds also contributed to performance. The Fund’s positions in the health care sector provided the largest total returns for the period. Leverage on the Fund’s assets amplified the positive effect of falling rates on performance.

•	There were no detractors from performance on an absolute basis as all areas of the Fund’s investment universe appreciated during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MPA
Initial Offering Date	October 30, 1992
Yield on Closing Market Price as of January 31, 2015 ($15.11)[1]	5.88%
Tax Equivalent Yield[2]	10.72%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of January 31, 2015[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal and state tax rate of 45.14%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on March 2, 2015, was decreased to $0.0715 per share. The yield on closing market price, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	SEMI-ANNUAL REPORT	JANUARY 31, 2015

BlackRock MuniYield Pennsylvania Quality Fund

Market Price and Net Asset Value Per Share Summary

	1/31/15	7/31/14	Change	High	Low
Market Price	$15.11	$13.89	8.78%	$15.27	$13.85
Net Asset Value	$16.46	$15.77	4.38%	$16.46	$15.77

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	1/31/15	7/31/14
County/City/Special District/School District	25%	25%
Health	19	17
State	15	16
Education	14	10
Transportation	8	11
Corporate	7	8
Utilities	7	7
Housing	5	6

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	1/31/15	7/31/14
AAA/Aaa	1%	1%
AA/Aa	71	74
A	21	19
BBB/Baa	6	6
N/R2	1	—

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of January 31, 2015 and July 31, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $560,965, representing less than 1%, and $539,850, representing less than 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2015	12%
2016	10
2017	6
2018	12
2019	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	17

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California — 117.4%
Corporate — 0.4%
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	$2,435	$2,923,145
County/City/Special District/School District — 33.9%
Centinela Valley Union High School District, GO, Election of 2010, Series A, 5.75%, 8/01/41	9,100	11,108,643
City of Garden Grove California, COP, Series A, Financing Project (AMBAC), 5.50%, 3/01/26	4,040	4,056,766
County of Kern California, COP, Capital Improvements Projects, Series A (AGC), 6.00%, 8/01/35	3,500	4,120,795
County of Los Angeles California Sanitation Districts Financing Authority, Refunding RB, (BHAC), 5.00%, 10/01/34	7,915	8,178,253
County of Orange California Sanitation District, COP, Series A, 5.00%, 2/01/35	2,500	2,859,100
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,665	3,291,621
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	5,060	5,860,037
Culver City Redevelopment Finance Authority California, Refunding, Tax Allocation Bonds, Series A (AGM), 5.60%, 11/01/25	3,750	3,765,863
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	30,000	34,807,500
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 8/01/40	5,500	6,577,615
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	2,000	2,492,340
Kern Community College District, GO, Safety Repair & Improvements, Series C:
5.25%, 11/01/32	5,715	6,948,411
5.75%, 11/01/34	12,085	15,254,412
Los Alamitos Unified School District, GO, Refunding, School Facilities Improvement, Series E, 5.25%, 8/01/39	3,700	4,443,663
Los Rios Community College District, GO, Election of 2008, Series A, 5.00%, 8/01/35	11,000	12,775,290
Oxnard Union High School District, GO, Refunding, Election of 2004, Series A (AGM), 5.00%, 8/01/35	10,000	11,343,800
Redlands Unified School District California, GO, Election of 2008 (AGM), 5.25%, 7/01/33	5,000	5,670,150
Riverside Community College District, GO, Election of 2004, Series C (AGM), 5.00%, 8/01/32	8,750	9,603,825
San Bernardino Community College District, GO, Election of 2002, Series C (AGM), 5.00%, 8/01/31	10,750	11,457,565
San Diego Regional Building Authority, RB, County Operations Center & Annex, Series A, 5.50%, 2/01/29	905	1,058,217
Municipal Bonds	Par (000)	Value
California (continued)
County/City/Special District/School District (concluded)
San Francisco California Bay Area Rapid Transit District, Refunding RB, Series A (NPFGC), 5.00%, 7/01/30	$21,600	$22,033,080
San Jose California Financing Authority, LRB, Convention Center Expansion & Renovation Project, Series A:
5.75%, 5/01/36	2,560	2,714,522
5.75%, 5/01/42	4,500	5,444,955
San Jose California Financing Authority, Refunding LRB, Convention Center Expansion & Renovation Project, Series A, 5.00%, 6/01/39	9,350	10,937,723
Snowline Joint Unified School District, COP, Refunding, Refining Project (AGC), 5.75%, 9/01/38	5,635	6,659,499
West Contra Costa California Unified School District, GO:
Election of 2010, Series A (AGM), 5.25%, 8/01/41	5,390	6,280,105
Election of 2010, Series B, 5.50%, 8/01/39	3,195	3,862,499
Election of 2012, Series A, 5.50%, 8/01/39	2,500	3,022,300

		226,628,549
Education — 3.6%
California Educational Facilities Authority, RB:
California Institute of Technology, 5.00%, 11/01/39	2,000	2,318,880
University of Southern California, Series A, 5.25%, 10/01/38	2,300	2,627,796
California Municipal Finance Authority, RB, Emerson College, 6.00%, 1/01/42	2,750	3,280,915
Gavilan Joint Community College District, GO, Election of 2004:
Series D, 5.50%, 8/01/31	2,170	2,581,410
Series D, 5.75%, 8/01/35	8,400	10,101,756
Series L, 5.00%, 5/15/36	3,030	3,232,738

		24,143,495
Health — 17.0%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare:
Series A, 6.00%, 8/01/30	2,305	2,843,886
Series B, 6.25%, 8/01/39	6,305	7,507,300
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	8,620	9,757,754
Kaiser Permanente, Series A, 5.25%, 4/01/39	7,275	7,577,786
Providence Health Services, Series B, 5.50%, 10/01/39	4,130	4,842,673
Sutter Health, Series A, 5.25%, 11/15/46	7,500	8,064,675
Sutter Health, Series B, 6.00%, 8/15/42	9,655	11,694,522

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	GO	General Obligation Bonds
AGM	Assured Guaranty Municipal Corp.	HFA	Housing Finance Agency
AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
ARB	Airport Revenue Bonds	IDB	Industrial Development Board
BARB	Building Aid Revenue Bonds	ISD	Independent School District
COP	Certificates of Participation	LRB	Lease Revenue Bonds
EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
ERB	Education Revenue Bonds	RB	Revenue Bonds
GARB	General Airport Revenue Bonds	S/F	Single-Family

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (continued)
Health (concluded)
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	$3,700	$4,398,893
Providence Health and Services, Series A, 5.00%, 10/01/38	10,970	12,971,038
St. Joseph’s Health System, Series A, 5.00%, 7/01/37	10,000	11,688,800
Stanford Hospital, Series A-3, 5.50%, 11/15/40	3,065	3,749,537
California Health Facilities Financing Authority, Refunding, Stanford Hospital and Clinics, Series A-2, 5.25%, 11/15/40	3,000	3,603,540
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series B, 5.25%, 3/01/45	12,505	13,045,591
California Statewide Communities Development Authority, Refunding RB:
Kaiser Permanente, Series C, 5.25%, 8/01/31	2,500	2,661,200
Trinity Health Credit Group Composite Issue, 5.00%, 12/01/41	6,235	7,045,550
Washington Township Health Care District, GO, Series B, 5.50%, 8/01/38	1,625	2,014,886

		113,467,631
State — 10.3%
State of California, GO, Various Purposes:
6.00%, 3/01/33	5,000	6,194,600
6.00%, 4/01/38	27,765	33,559,000
State of California Public Works Board, LRB:
Department of Education, Riverside Campus Project, Series B, 6.50%, 4/01/34	3,670	4,494,832
Various Capital Projects, Series I, 5.50%, 11/01/33	2,015	2,493,039
Various Capital Projects, Series I, 5.00%, 11/01/38	5,780	6,751,040
State of California Public Works Board, RB, California State Prisons, Series C, 5.75%, 10/01/31	1,205	1,502,840
University of California, RB, Limited Project, Series D (NPFGC), 5.00%, 5/15/41	13,000	13,814,190

		68,809,541
Transportation — 20.0%
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	9,650	11,564,946
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/24	5,000	5,664,300
Series A, 5.00%, 5/01/29	6,435	7,444,973
City of Los Angeles California Department of Airports, ARB, Los Angeles International Airport, Senior Series D, 5.25%, 5/15/29	2,590	3,063,400
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,250	6,043,958
5.25%, 5/15/39	5,845	6,745,714
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.25%, 3/01/23	3,785	4,451,463
6.25%, 3/01/34	1,400	1,670,242
County of Orange California, ARB, Series B, 5.75%, 7/01/34	6,345	7,074,992
County of Sacramento California, ARB:
Senior Series A (AGC), 5.50%, 7/01/41	8,190	9,338,320
Municipal Bonds	Par (000)	Value
California (continued)
Transportation (concluded)
County of Sacramento California, ARB (concluded):
Senior Series B, 5.75%, 7/01/39	$2,650	$3,039,789
Senior Series B, AMT (AGM), 5.75%, 7/01/28	13,275	15,151,156
Senior Series B, AMT (AGM), 5.25%, 7/01/33	19,530	21,212,509
County of San Bernardino California Transportation Authority, RB, Series A, 5.25%, 3/01/40	4,545	5,509,904
County of San Mateo California Transportation Authority, Refunding RB, Series A (NPFGC), 5.00%, 6/01/32	10,000	10,159,300
Los Angeles County Metropolitan Transportation Authority, RB, (AMBAC):
5.00%, 7/01/15 (a)	7,525	7,678,961
5.00%, 7/01/35	1,475	1,505,857
Los Angeles Harbor Department, RB, Series B, 5.25%, 8/01/34	5,530	6,431,003

		133,750,787
Utilities — 32.2%
Anaheim Public Financing Authority, RB, Electric System Distribution Facilities, Series A, 5.38%, 10/01/36	2,200	2,634,896
Bay Area Toll Authority, RB, 5.00%, 10/01/54	3,925	4,506,920
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	16,000	18,511,520
City of Los Angeles California Wastewater System, Refunding RB, Sub-Series A, 5.00%, 6/01/28	2,000	2,336,120
City of Napa California Water Revenue, RB, (AMBAC), 5.00%, 5/01/35	8,600	9,362,304
City of San Francisco California Public Utilities Commission Water, RB, Series B, 5.00%, 11/01/30	10,000	11,693,800
County of Los Angeles California Public Works Financing Authority, Refunding LRB, Multiple Capital Projects II, 5.00%, 8/01/42	3,095	3,552,905
County of Sacramento California Sanitation Districts Financing Authority, RB, 5.00%, 12/01/36	1,010	1,069,257
Dublin-San Ramon Services District, Refunding RB, 6.00%, 8/01/41	4,000	4,876,520
East Bay California Municipal Utility District Water System Revenue, RB, Series A (NPFGC):
5.00%, 6/01/15 (a)	8,830	8,974,812
5.00%, 6/01/35	3,000	3,050,370
East Bay California Municipal Utility District Water System Revenue, Refunding RB:
Series A (NPFGC), 5.00%, 6/01/17 (a)	10,000	11,002,000
Series A (NPFGC), 5.00%, 6/01/17 (a)	6,670	7,305,651
Sub-Series A (AGM), 5.00%, 6/01/37	11,190	12,256,407
Sub-Series A (AMBAC), 5.00%, 6/01/17 (a)	5,000	5,463,050
Eastern Municipal Water District, COP, Series H, 5.00%, 7/01/33	2,505	2,819,828
El Dorado Irrigation District / El Dorado County Water Agency, Refunding RB, Series A (AGM), 5.25%, 3/01/39	10,000	12,078,100
Imperial Irrigation District, Refunding RB, Electric System, 5.13%, 11/01/38	9,500	10,725,215
Los Angeles County Public Works Financing Authority, Refunding RB, Series A, 5.00%, 12/01/44 (b)	3,150	3,709,503
Los Angeles Department of Water & Power, RB:
Series A, 5.38%, 7/01/38	9,375	10,826,250
Sub-Series A-2 (AGM), 5.00%, 7/01/35	7,500	7,945,350
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/35	12,870	13,139,240
5.00%, 7/01/37	5,000	5,485,750

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	19

Schedule of Investments (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Utilities (concluded)
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/34	$6,470	$7,809,161
San Diego Public Facilities Financing Authority Sewer, Refunding RB, Senior Series A:
5.25%, 5/15/34	1,060	1,231,010
5.25%, 5/15/39	10,000	11,581,600
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B, 5.50%, 8/01/39	8,000	9,440,000
San Juan Water District, Refunding RB, San Juan & Citrus Heights, 5.25%, 2/01/33	7,325	8,678,880
Santa Monica Community College District, GO, Series B, 5.00%, 8/01/44	2,500	2,972,200

		215,038,619
Total Municipal Bonds — 117.4%		784,761,767

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
California — 36.0%
County/City/Special District/School District — 17.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 8/15/52	14,520	16,506,191
County of Alameda California Joint Powers Authority, Refunding LRB, (AGM), 5.00%, 12/01/34	13,180	14,564,427
Desert Community College District California, GO, Series C (AGM), 5.00%, 8/01/37	16,530	18,039,850
Foothill-De Anza Community College District, GO, Series C, 5.00%, 8/01/40	10,000	11,602,500
Los Angeles Community College District California, GO:
Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	6,647	7,384,313
Election of 2001, Series E-1, 5.00%, 8/01/33	11,770	13,540,208
Election of 2003, Series F-1, 5.00%, 8/01/33	10,000	11,504,000
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series C, 6.00%, 8/01/33 (a)	9,596	11,823,706
Poway Unified School District, GO, Election of 2002, Improvement District 02, Series 1-B (AGM), 5.00%, 8/01/30	10,000	10,706,000

		115,671,195
Education — 7.5%
Riverside Community College District, GO, Election of 2004, Series C (NPFGC), 5.00%, 8/01/32	8,910	9,779,438
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
California (concluded)
Education (concluded)
University of California, RB:
5.25%, 5/15/44	$10,210	$12,383,300
Limited Project, Series D (AGM), 5.00%, 5/15/41	8,000	8,535,280
Series O, 5.75%, 5/15/34	11,190	13,269,214
University of California, Refunding RB, 5.00%, 5/15/39	5,000	5,853,100

		49,820,332
Health — 3.2%
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	19,070	21,595,249
Utilities — 8.0%
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	16,740	18,679,831
East Bay California Utility District, 5.00%, 6/01/44	11,000	13,155,340
East Bay Municipal Utility District, Refunding RB, Sub-Series A (AMBAC), 5.00%, 6/01/37	14,510	15,877,713
Rancho Water District Financing Authority, Refunding RB, Series A (AGM), 5.00%, 8/01/34	5,008	5,651,280

		53,364,164
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.0%		240,450,940
Total Long-Term Investments (Cost — $935,833,217) — 153.4%		1,025,212,707

Short-Term Securities	Shares
BIF California Municipal Money Fund, 0.00% (d)(e)	1,420,771	1,420,771
Total Short-Term Securities (Cost — $1,420,771) — 0.2%		1,420,771
Total Investments (Cost — $937,253,988) — 153.6%		1,026,633,478
Other Assets Less Liabilities — 0.8%		5,120,873
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.4%)		(109,310,471)
VMTP Shares, at Liquidation Value — (38.0%)		(254,000,000)

Net Assets Applicable to Common Shares — 100.0%		$668,443,880

Notes to Schedule of Investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$3,709,503	$49,908

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

(e)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income	Realized Gains
BIF California Municipal Money Fund	2,207,320	(786,549)	1,420,771	—	$136

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(500)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$65,437,500	$(1,630,915)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$1,025,212,707	—	$1,025,212,707
Short-Term Securities	$1,420,771	—	—	1,420,771

Total	$1,420,771	$1,025,212,707	—	$1,026,633,478

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,630,915)	—	—	$(1,630,915)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$678,000	—	—	$678,000
Liabilities:
TOB trust certificates	—	$(109,286,444)	—	(109,286,444)
VMTP Shares	—	(254,000,000)	—	(254,000,000)

Total	$678,000	$(363,286,444)	—	$(362,608,444)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	21

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 134.7%
Corporate — 1.5%
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, AMT:
Series A, 5.70%, 10/01/39	$2,500	$2,916,475
Series B, 5.60%, 11/01/34	2,150	2,469,942

		5,386,417
County/City/Special District/School District — 20.3%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	2,690	2,770,888
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	7,880	8,783,048
City of Perth Amboy New Jersey, GO, Refunding, CAB (AGM):
5.00%, 7/01/32	4,605	4,881,346
5.00%, 7/01/33	1,395	1,477,361
5.00%, 7/01/37	1,470	1,546,881
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	4,840	6,522,287
5.50%, 10/01/27	250	335,198
County of Hudson New Jersey Improvement Authority, RB:
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	750	806,002
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	2,000	2,269,700
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	3,600	4,114,260
County of Middlesex New Jersey Improvement Authority, RB, Senior Citizens Housing Project, AMT (AMBAC), 5.50%, 9/01/30	500	501,935
County of Monmouth New Jersey Improvement Authority, RB, Governmental Loan (AMBAC):
5.35%, 12/01/17	5	5,021
5.38%, 12/01/18	5	5,021
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	2,590	2,829,445
4.00%, 3/01/30	2,590	2,820,251
4.00%, 3/01/31	2,925	3,176,404
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	450	507,695
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	5,415	6,149,924
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	1,235	1,360,550
4.25%, 3/01/35	1,300	1,431,508
4.30%, 3/01/36	1,370	1,512,699
Morristown Parking Authority, RB, (NPFGC):
5.00%, 8/01/30	1,830	1,996,329
5.00%, 8/01/33	3,000	3,264,720
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC) (a):
5.50%, 3/01/21	5,890	7,342,356
5.50%, 3/01/22	3,150	4,001,413
Township of Irvington, GO, Refunding Series A (AGM), 5.00%, 7/15/33	1,200	1,387,788

		71,800,030
Education — 29.1%
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	2,185	2,589,968
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/26	$2,300	$2,662,687
Higher Educational Capital Improvement Fund, Series A, 5.00%, 9/01/33	4,310	4,888,876
Montclair State University, Series A (AMBAC), 5.00%, 7/01/16 (b)	1,200	1,279,464
Montclair State University, Series A (AMBAC), 5.00%, 7/01/22	2,880	3,067,286
Richard Stockton College, Series F (NPFGC), 5.00%, 7/01/31	2,625	2,770,897
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	9,740	10,853,185
Montclair State University, Series A, 5.00%, 7/01/39	11,055	13,116,647
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	3,775	3,860,655
Montclaire State University, Series A, 5.00%, 7/01/44	2,520	2,987,636
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	3,000	3,432,690
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,288,538
Seton Hall University, Series D, 5.00%, 7/01/38	360	412,492
Seton Hall University, Series D, 5.00%, 7/01/43	430	492,526
Stevens Institute of Technology, Series A, 5.00%, 7/01/27	2,800	2,999,024
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	900	966,330
William Paterson University, Series C (AGC), 5.00%, 7/01/28	250	279,910
William Paterson University, Series C (AGC), 4.75%, 7/01/34	4,000	4,408,520
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	790	825,337
4.50%, 12/01/28	3,380	3,671,288
4.00%, 12/01/29	4,140	4,295,126
4.00%, 12/01/29	710	742,504
4.50%, 12/01/29	4,150	4,515,158
4.63%, 12/01/30	4,080	4,446,017
4.00%, 12/01/31	1,335	1,380,096
4.25%, 12/01/32	1,460	1,529,233
4.13%, 12/01/35	710	733,899
4.50%, 12/01/36	1,280	1,369,472
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.38%, 12/01/24	1,500	1,717,560
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	5,045	5,802,053
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	1,100	1,316,568
5.00%, 5/01/43	7,150	8,301,650

		103,003,292
Health — 19.0%
County of Camden Improvement Authority, Refunding RB, The Cooper Health Systen, Series A, 5.00%, 2/15/33	1,420	1,620,476

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, RB:
Greystone Park Psychiatric Hospital (AMBAC), 5.00%, 9/15/15 (b)	$10,775	$11,104,176
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	720	775,440
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	6,050	6,515,850
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	3,800	4,092,600
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	4,885	5,855,942
Virtua Health, Series A (AGC), 5.50%, 7/01/38	3,035	3,454,528
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	2,130	2,545,819
5.00%, 7/01/29	510	608,211
5.50%, 7/01/31	2,880	3,444,134
AHS Hospital Corp., 6.00%, 7/01/41	3,080	3,721,687
Catholic Health East Issue, 5.00%, 11/15/33	1,375	1,590,531
Hackensack University Medical (AGC), 5.13%, 1/01/27	1,500	1,622,055
Hackensack University Medical (AGM), 4.63%, 1/01/30	5,480	5,936,539
Meridian Health System Obligated Group, 5.00%, 7/01/25	700	818,097
Meridian Health System Obligated Group, 5.00%, 7/01/26	1,590	1,848,884
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,102,300
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	4,010	4,699,560
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	3,560	4,128,924
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	440	452,839

		66,938,592
Housing — 6.9%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	4,800	5,206,032
M/F Housing, Series A, 4.55%, 11/01/43	3,575	3,772,411
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	935	944,789
S/F Housing, Series AA, 6.50%, 10/01/38	775	805,814
S/F Housing, Series B, 4.50%, 10/01/30	6,735	7,332,799
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	2,400	2,562,648
M/F Housing, Series 2, 4.75%, 11/01/46	3,015	3,198,222
S/F Housing, Series T, 4.70%, 10/01/37	580	593,294

		24,416,009
State — 29.4%
Garden State Preservation Trust, RB:
CAB, Series B (AGM), 0.00%, 11/01/23 (c)	9,000	7,454,970
CAB, Series B (AGM), 0.00%, 11/01/25 (c)	10,000	7,700,400
Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	1,960	2,043,437
Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	2,730	2,846,216
Garden State Preservation Trust, Refunding RB, Series C (AGM):
5.25%, 11/01/20	5,000	6,081,250
5.25%, 11/01/21	7,705	9,541,564
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB:
Liberty State Park Project, Series C, 5.00%, 3/01/22	$2,670	$2,680,867
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/24	1,785	2,214,132
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	4,000	4,999,360
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/26	7,500	9,431,625
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	11,105	11,316,106
School Facilities Construction (AGC), 6.00%, 12/15/18 (b)	2,775	3,313,350
School Facilities Construction (AGC), 6.00%, 12/15/34	25	29,317
School Facilities Construction, Series L (AGM), 5.00%, 3/01/15 (b)	7,000	7,029,400
School Facilities Construction, Series U, 5.00%, 9/01/37	1,770	1,926,061
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	705	767,160
School Facilities Construction, Series UU, 5.00%, 6/15/30	4,250	4,802,755
School Facilities Construction, Series UU, 5.00%, 6/15/34	985	1,102,186
School Facilities Construction, Series UU, 5.00%, 6/15/40	2,440	2,719,941
School Facilities Construction, Series Y, 5.00%, 9/01/33	3,000	3,348,120
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	895	1,018,089
Cigarette Tax, 5.00%, 6/15/28	1,520	1,713,602
Cigarette Tax, 5.00%, 6/15/29	2,000	2,250,140
School Facilities Construction, Series N-1 (NPFGC), 5.50%, 9/01/27	1,000	1,241,020
School Facilities Construction, Series NN, 5.00%, 3/01/29	4,500	5,052,510
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	1,080	1,218,856

		103,842,434
Transportation — 24.2%
Delaware River Port Authority, RB:
5.00%, 1/01/29	1,250	1,494,025
5.00%, 1/01/37	4,465	5,231,640
Series D (AGM), 5.00%, 1/01/40	3,700	4,204,532
New Jersey EDA, RB, Private Activity Bond, The Goethals Bridge Replacement Project, AMT:
5.13%, 1/01/34	1,630	1,827,409
5.38%, 1/01/43	5,495	6,175,336
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (d)	7,615	8,155,360
New Jersey State Turnpike Authority, Refunding RB:
Series A (AGM), 5.25%, 1/01/26	2,500	3,175,300
Series A (AGM), 5.25%, 1/01/29	2,000	2,574,960
Series A (AGM), 5.25%, 1/01/30	4,000	5,188,360
Series A (BHAC), 5.25%, 1/01/29	500	650,495
Series C (NPFGC), 6.50%, 1/01/16 (a)	255	269,724
Series C (NPFGC), 6.50%, 1/01/16 (a)	210	222,125
Series C (NPFGC), 6.50%, 1/01/16 (a)	305	322,611
Series C (NPFGC), 6.50%, 1/01/16	605	639,213
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/36 (c)	7,210	2,764,819

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	23

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Transportation (concluded)
New Jersey Transportation Trust Fund Authority, RB (concluded):
CAB, Transportation System, Series A, 0.00%, 12/15/35 (c)	$6,000	$2,336,160
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (c)	4,050	1,916,460
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (c)	1,400	560,910
Transportation Program, Series AA, 5.00%, 6/15/33	2,150	2,378,567
Transportation Program, Series AA, 5.25%, 6/15/33	4,050	4,661,995
Transportation Program, Series AA, 5.00%, 6/15/38	1,660	1,843,463
Transportation System, Series A, 6.00%, 6/15/35	4,365	5,363,450
Transportation System, Series A (NPFGC), 5.75%, 6/15/24	1,205	1,521,566
Transportation System, Series A (AGC), 5.63%, 12/15/28	2,000	2,340,280
Transportation System, Series B, 5.50%, 6/15/31	765	900,428
Transportation System, Series B, 5.25%, 6/15/36	1,775	1,986,527
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project:
Series 6, AMT (NPFGC), 5.75%, 12/01/25	3,000	3,009,480
Series 6, AMT (NPFGC), 6.25%, 12/01/15	1,500	1,546,365
Series 8, 6.00%, 12/01/42	2,500	2,972,325
Port Authority of New York & New Jersey, Refunding ARB, AMT:
178th Series, 5.00%, 12/01/33	2,850	3,303,834
Consolidated, 152nd Series, 5.75%, 11/01/30	5,175	5,863,585

		85,401,304
Utilities — 4.3%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	1,330	1,460,127
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (a)	4,335	5,275,608
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (c):
0.00%, 9/01/28	6,600	4,219,512
0.00%, 9/01/29	6,900	4,237,911

		15,193,158
Total Municipal Bonds in New Jersey		475,981,236

Guam — 1.0%
State — 1.0%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	305	347,996
Series A, 5.13%, 1/01/42	2,500	2,819,675
Series B-1, 5.00%, 1/01/37	395	442,190
Total Municipal Bonds in Guam		3,609,861

Puerto Rico — 0.5%
Health — 0.5%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.50%, 11/15/20	1,750	1,790,933

Municipal Bonds	Par (000)	Value
U.S. Virgin Islands — 1.1%
State — 1.1%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	$3,360	$3,758,563
Total Municipal Bonds — 137.3%		485,140,593

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 18.8%
County/City/Special District/School District — 4.0%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	12,370	13,955,958
Education — 0.3%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	990	1,128,171
State — 4.9%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	9,160	11,919,084
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	4,780	5,367,023

		17,286,107
Transportation — 9.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	5,200	5,950,256
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,900	2,126,861
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	11,456	13,205,450
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	5,500	6,121,280
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	5,998	6,657,450

		34,061,297
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.8%		66,431,533
Total Long-Term Investments (Cost — $495,844,589) — 156.1%		551,572,126

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	1,694,553	1,694,553
Total Short-Term Securities (Cost — $1,694,553) — 0.5%		1,694,553
Total Investments (Cost — $497,539,142) — 156.6%		553,266,679
Other Assets Less Liabilities — 2.1%		7,459,986
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.8%)		(34,706,225)
VRDP Shares, at Liquidation Value — (48.9%)		(172,700,000)

Net Assets Applicable to Common Shares — 100.0%		$353,320,440

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

Notes to Schedule of investments

(a)	Security is collateralized by municipal or U.S. Treasury obligations.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on June 15, 2019 to September 1, 2020 is $8,818,272.

(g)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1904 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income	Realized Gains
BIF New Jersey Municipal Money Fund	4,710,150	(3,015,597)	1,694,553	—	$999

(h)	Represents the current yield as of report date.

•	As of January 31, 2015, Financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(330)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$43,188,750	$(1,137,010)
(70)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	8,494,063	(146,114)
Total					$(1,283,124)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$551,572,126	—	$551,572,126
Short-Term Securities	$1,694,553	—	—	1,694,553

Total	$1,694,553	$551,572,126	—	$553,266,679

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,283,124)	—	—	$(1,283,124)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	25

Schedule of Investments (concluded)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$511,000	—	—	$511,000
Liabilities:
TOB trust certificates	—	$(34,699,311)	—	(34,699,311)
VRDP Shares	—	(172,700,000)	—	(172,700,000)

Total	$511,000	$(207,399,311)	—	$(206,888,311)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 5.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC):
6.13%, 6/01/34	$1,500	$1,769,400
6.00%, 6/01/39	2,985	3,511,076
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	350	395,476
Mobile Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/16 (a)	1,500	1,566,240

		7,242,192
California — 20.3%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	1,960	2,239,339
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,150	1,392,926
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	720	879,948
5.25%, 5/01/33	560	658,644
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	1,600	1,834,368
6.25%, 3/01/34	1,250	1,491,288
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	1,400	1,596,294
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	970	1,197,455
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/17 (a)	2,780	3,088,163
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,000	1,198,880
San Diego Public Facilities Financing Authority Water, Refunding RB, Series B (AGC), 5.38%, 8/01/34	1,020	1,193,665
State of California, GO, Refunding, Various Purposes, 5.00%, 11/01/43	1,000	1,174,780
State of California, GO, Various Purposes (AGC), 5.50%, 11/01/39	3,450	4,072,000
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,239,810
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	490	588,500
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	370	456,673
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	2,235	2,681,508

		26,984,241
Colorado — 2.0%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	500	604,325
5.50%, 11/15/30	225	270,295
5.50%, 11/15/31	270	323,657
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,300	1,494,753

		2,693,030
Florida — 11.5%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	270	323,814
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,170	1,397,694
Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	$1,000	$1,132,170
County of Manatee Florida Housing Finance Authority, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 9/01/40	105	107,042
County of Miami-Dade Florida, RB, Seaport:
Department, Series B, AMT, 6.00%, 10/01/26	590	747,270
Department, Series B, AMT, 6.00%, 10/01/27	775	971,129
Department, Series B, AMT, 6.25%, 10/01/38	310	389,087
Department, Series B, AMT, 6.00%, 10/01/42	410	501,159
Series A, 6.00%, 10/01/38	1,840	2,283,955
Series A, 5.50%, 10/01/42	2,125	2,515,341
County of Miami-Dade Florida, Refunding RB:
Seaport, Series D, AMT, 6.00%, 10/01/26	735	930,922
Water & Sewer System, Series B, 5.25%, 10/01/29	500	607,425
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,165	2,473,946
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	710	848,408

		15,229,362
Hawaii — 1.0%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	250	302,015
5.25%, 8/01/26	810	972,065

		1,274,080
Illinois — 22.6%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	770	911,072
Series C, 6.50%, 1/01/41	3,680	4,503,326
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/33	570	619,869
5.25%, 1/01/29	1,000	1,097,690
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	525	591,313
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	385	430,472
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	1,400	1,637,398
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,160,200
Sales Tax Receipts, 5.00%, 12/01/44	1,830	2,143,076
City of Chicago Illinois Transit Authority, Refunding RB, Federal Transit Administration, Section 5309 (AGM), 5.00%, 6/01/28	3,000	3,338,280
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	1,375	1,538,364
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,500	1,783,980
5.25%, 12/01/43	2,700	3,136,509
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 8/15/41	1,555	1,837,295
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	940	1,124,607
6.00%, 6/01/28	270	323,355
State of Illinois, GO:
5.25%, 2/01/31	585	657,230
5.25%, 2/01/32	1,000	1,118,580
5.50%, 7/01/33	1,500	1,717,095
5.50%, 7/01/38	280	318,553

		29,988,264

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	27

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 4.0%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	$375	$411,971
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	4,310	4,907,323

		5,319,294
Louisiana — 3.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring (AGC):
Series A-1, 6.00%, 1/01/23	375	440,089
Series A-2, 6.00%, 1/01/23	160	186,971
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,000	1,178,070
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 10/01/37	1,105	1,308,618
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	805	890,185

		4,003,933
Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/45 (b)	195	225,923
Massachusetts — 2.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/26	880	1,012,889
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,910	2,025,784

		3,038,673
Michigan — 2.7%
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	1,800	2,017,422
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,265	1,597,480

		3,614,902
Minnesota — 2.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	3,000	3,552,480
Mississippi — 1.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	1,190	1,599,015
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	260	308,984

		1,907,999
Nevada — 4.2%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	2,375	2,719,304
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	1,000	1,109,810
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,734,810

		5,563,924
New Jersey — 6.3%
New Jersey EDA, RB:
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,000	1,123,810
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	$980	$1,170,120
School Facilities Construction (AGC), 6.00%, 12/15/34	20	23,454
School Facilities Construction, Series UU, 5.00%, 6/15/40	585	652,117
The Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 1/01/31	530	600,426
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,400	1,593,522
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,195	1,377,620
Series AA, 5.50%, 6/15/39	1,600	1,865,872

		8,406,941
New York — 7.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,545	1,811,327
City of New York New York Transitional Finance Authority, BARB, Fiscal 2015, Series S-1, 5.00%, 7/15/43	270	318,992
City of New York New York Transitional Finance Authority Building Aid, BARB, Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/29	2,000	2,332,800
New York State Dormitory Authority, Refunding RB, Series C, 5.00%, 3/15/42	1,590	1,865,722
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,500	2,916,000

		9,244,841
Ohio — 1.4%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	1,500	1,797,585
Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 6.00%, 12/01/41	2,000	2,163,500
South Carolina — 4.9%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	1,470	1,778,186
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/26	1,810	2,198,498
6.00%, 7/01/38	1,155	1,399,594
5.50%, 7/01/41	1,000	1,175,810

		6,552,088
Texas — 19.6%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,250	2,539,823
Central Texas Turnpike System, Refunding RB, Series C (b):
5.00%, 8/15/37	650	740,955
5.00%, 8/15/42	305	346,608
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	930	1,104,933
City of Frisco Texas ISD, GO, School Building (AGC), 5.50%, 8/15/41	1,210	1,445,708
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,700	3,247,236
6.00%, 11/15/36	2,055	2,460,061
5.38%, 11/15/38	1,000	1,152,970

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Christus Health, Series A (AGC):
6.50%, 1/01/19 (a)	$265	$320,539
6.50%, 7/01/37	835	968,082
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	980	1,093,249
Dallas-Fort Worth International Airport, Refunding RB, Joint Revenue, Series E, 5.50%, 11/01/27	2,500	3,082,150
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	730	886,351
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	2,750	3,314,107
North Texas Tollway Authority, Refunding RB, 1st Tier:
(AGM), 6.00%, 1/01/43	1,000	1,195,090
Series K-1 (AGC), 5.75%, 1/01/38	1,400	1,618,120
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	420	500,354

		26,016,336
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	380	436,111
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,000	1,214,890

		1,651,001
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,000	1,170,630
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	725	859,190

		2,029,820
Total Municipal Bonds — 126.8%		168,500,409

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
District of Columbia — 0.7%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(d)	760	903,632
Florida — 2.3%
County of Hillsborough Florida Aviation Authority, ARB, Tampa International Airport, Series A, AMT (AGC), 5.50%, 10/01/38	2,499	2,819,352
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	206	210,731

		3,030,083
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,002	1,159,304
Nevada — 7.2%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	2,010	2,341,489
Series B, 5.50%, 7/01/29	1,994	2,353,590
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 6/01/28	4,200	4,920,594

		9,615,673
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
New Jersey — 2.2%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	$1,610	$1,744,130
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (d)	1,000	1,119,401

		2,863,531
New York — 12.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series BB, 5.25%, 6/15/44	2,999	3,510,440
Series FF-2, 5.50%, 6/15/40	1,095	1,283,584
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,000	1,134,812
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (d)	1,000	1,175,617
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,000	3,530,490
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	1,770	2,112,566
New York State Dormitory Authority, ERB, Personal Income Tax, Series B, 5.25%, 3/15/38	3,250	3,736,233

		16,483,742
Texas — 2.3%
City of San Antonio Texas Public Service Board, Refunding RB, Series A, 5.25%, 2/01/31 (d)	2,609	3,006,266
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,129,940
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.8%		38,192,171
Total Long-Term Investments (Cost — $181,657,165) — 155.6%		206,692,580

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	1,882,660	1,882,660
Total Short-Term Securities (Cost — $1,882,660) — 1.4%		1,882,660
Total Investments (Cost — $183,539,825) — 157.0%		208,575,240
Other Assets Less Liabilities — 0.2%		302,177
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.7%)		(19,513,698)
VMTP Shares, at Liquidation Value — (42.5%)		(56,500,000)

Net Assets Applicable to Common Shares — 100.0%		$132,863,719

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	29

Schedule of Investments (continued)	BlackRock MuniYield Investment Quality Fund (MFT)

Notes to Schedule of investments

(a)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$1,087,563	$15,361
Morgan Stanley & Co. LLC	225,923	1,761

(c)	Represent bonds transferred to a TOB in exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from October1, 2016 to November 15, 2019 is $4,627,661.

(e)	Represents the current yield as of report date.

(f)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
FFI Institutional Tax-Exempt Fund	2,565,273	(682,613)	1,882,660	$317

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(195)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$25,520,625	$(698,733)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access.

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs).

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments).

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$206,692,580	—	$206,692,580
Short-Term Securities	$1,882,660	—	—	1,882,660

Total	$1,882,660	$206,692,580	—	$208,575,240

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(698,733)	—	—	$(698,733)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Investment Quality Fund (MFT)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$265,000	—	—	$265,000
Liabilities:
TOB trust certificates	—	$(19,509,342)	—	(19,509,342)
VMTP Shares	—	(56,500,000)	—	(56,500,000)

Total	$265,000	$(76,009,342)	—	$(75,744,342)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	31

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan — 134.2%
Corporate — 4.9%
County of Monroe EDC Michigan, Refunding RB, Detroit Edison Co. Project, Series AA (NPFGC), 6.95%, 9/01/22	$10,695	$14,403,812
County/City/Special District/School District — 22.5%
Anchor Bay School District, GO, Refunding, (Q-SBLF):
4.38%, 5/01/27	960	1,058,218
4.50%, 5/01/29	900	990,423
Charter Township of Canton Michigan, GO, Capital Improvement (AGM):
5.00%, 4/01/25	1,840	2,001,975
5.00%, 4/01/26	2,000	2,177,420
5.00%, 4/01/27	500	540,750
City of Oak Park Michigan, GO, Street Improvement (NPFGC), 5.00%, 5/01/30	500	524,065
Columbia Michigan School District, GO, Unlimited Tax, School Building & Site (Q-SBLF), 5.00%, 5/01/38	3,215	3,757,821
Comstock Park Public Schools, GO, School Building & Site, Series B (Q-SBLF):
5.50%, 5/01/36	750	887,415
5.50%, 5/01/41	1,355	1,602,125
County of Genesee Michigan, GO, Refunding, Series A (NPFGC), 5.00%, 5/01/19	600	606,210
Dearborn Brownfield Redevelopment Authority, GO, Limited Tax, Redevelopment, Series A (AGC), 5.50%, 5/01/39	3,300	3,781,701
Dearborn School District, GO, Series A (Q-SBLF):
5.00%, 5/01/32	930	1,103,687
5.00%, 5/01/33	990	1,170,635
5.00%, 5/01/34	745	878,385
Flint EDC, RB, Michigan Department of Human Services Office Building Project, 5.25%, 10/01/41	3,070	3,390,784
Fraser Public School District Michigan, GO:
Refunding(Q-SBLF), 5.00%, 5/01/29 (a)	950	1,140,741
School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/15 (b)	2,000	2,024,640
Goodrich Area School District Michigan, GO, School Building & Site (Q-SBLF):
5.50%, 5/01/32	600	715,062
5.50%, 5/01/36	1,200	1,419,864
5.50%, 5/01/41	1,575	1,862,248
Harper Creek Community School District Michigan, GO, Refunding, (AGM) (Q-SBLF), 5.00%, 5/01/22	1,125	1,138,219
Hudsonville Public Schools, GO, School Building & Site (Q-SBLF), 5.25%, 5/01/41	4,100	4,662,274
L’Anse Creuse Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF) (b):
5.00%, 5/01/15	1,600	1,619,712
5.00%, 5/01/15	3,000	3,036,960
Lincoln Consolidated School District Michigan, GO, Refunding, (NPFGC) (Q-SBLF), 4.63%, 5/01/28	3,650	3,806,329
Livonia Public Schools School District Michigan, GO, Series I (AGM), 5.00%, 5/01/43	3,090	3,553,315
Montrose Community Schools, GO, (NPFGC) (Q-SBLF), 6.20%, 5/01/17	625	662,138
Romulus Community Schools, GO, Unlimited Tax, Refunding (AGM) (Q-SBLF):
4.25%, 5/01/27	1,200	1,324,260
4.50%, 5/01/29	1,025	1,139,185
Roseville Community Schools, GO, Refunding(Q-SBLF), 5.00%, 5/01/34 (a)	3,780	4,442,823
Thornapple Kellogg School District Michigan, GO, Refunding, School Building & Site (NPFGC) (Q-SBLF), 5.00%, 5/01/17 (b)	2,500	2,749,325
Troy School District, GO, (Q-SBLF), 5.00%, 5/01/28	1,240	1,493,840
Municipal Bonds	Par (000)	Value
Michigan (continued)
County/City/Special District/School District (concluded)
Van Dyke Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/28	$1,250	$1,387,112
Walled Lake Consolidated School District, GO, (Q-SBLF):
5.00%, 5/01/37	1,770	2,074,847
5.00%, 5/01/40	1,630	1,902,471

		66,626,979
Education — 23.4%
Central Michigan University, Refunding RB, 5.00%, 10/01/39	620	732,518
Grand Valley State University, RB, (NPFGC), 5.50%, 2/01/18	1,115	1,175,511
Michigan Finance Authority, Refunding RB: AMT, 4.00%, 11/01/28 AMT, 4.00%, 11/01/29 AMT, 4.00%, 11/01/30 AMT, 4.00%, 11/01/31	5,425 3,660 1,770 1,955	5,583,139 3,752,525 1,808,834 1,995,918
Michigan State University, Refunding RB, General:
Series A, 5.00%, 8/15/41	4,980	5,836,062
Series C, 5.00%, 2/15/40	4,700	5,351,561
Michigan Technological University, Refunding RB, Series A, 5.00%, 10/01/34	1,340	1,535,077
Oakland University, RB, General, Series A:
5.00%, 3/01/38	8,485	9,767,508
5.00%, 3/01/43	13,865	15,906,898
University of Michigan, RB, Series A, 5.00%, 4/01/39	2,125	2,540,544
Wayne State University, RB, Series A, 5.00%, 11/15/40	2,000	2,318,740
Western Michigan University, Refunding RB, General:
5.00%, 11/15/39	1,085	1,247,034
University and College Improvements, 5.25%, 11/15/40	2,100	2,410,527
University and College Improvements, 5.25%, 11/15/43	5,255	6,224,968
University and College Improvements (AGM), 5.25%, 11/15/33	620	723,422

		68,910,786
Health — 28.7%
Grand Traverse County Hospital Finance Authority, RB, Series A:
5.00%, 7/01/44	1,075	1,234,089
5.00%, 7/01/47	1,365	1,563,717
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	4,750	5,283,852
Kent Hospital Finance Authority Michigan, Refunding RB, Spectrum Health, Series A, 5.00%, 11/15/29	4,500	5,250,555
Michigan Finance Authority, RB, Sparrow Obligated Group, 5.00%, 11/15/36	1,550	1,718,423
Michigan Finance Authority, Refunding RB:
5.00%, 6/01/39	930	1,070,625
Hospital, Oakwood Obligated Group, 5.00%, 8/15/31	930	1,083,701
Trinity Health Credit Group, 5.00%, 12/01/31	3,100	3,554,739
Trinity Health Credit Group, 5.00%, 12/01/35	4,100	4,646,612
Trinity Health Credit Group, 5.00%, 12/01/39	3,350	3,765,601
Michigan State Hospital Finance Authority, RB:
Ascension Health Senior Credit Group, 5.00%, 11/15/25	3,700	4,256,961
McLaren Health Care, Series C, 5.00%, 8/01/35	1,000	1,021,910
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (b)	620	655,315
MidMichigan Obligated Group, Series A, 5.00%, 4/15/16 (b)	3,550	3,752,208

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Health (concluded)
Michigan State Hospital Finance Authority, Refunding RB:
Henry Ford Health System, Series A, 5.25%, 11/15/46	$2,500	$2,609,125
Hospital, Oakwood Obligated Group, 5.00%, 11/01/32	4,000	4,579,280
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (b)	600	663,774
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (b)	3,260	3,606,505
Hospital, Oakwood Obligated Group, Series A, 5.00%, 7/15/17 (b)	630	696,963
Hospital, Sparrow Obligated Group, 5.00%, 11/15/31	3,100	3,369,700
McLaren Health Care, Series A, 5.00%, 6/01/35	1,390	1,559,149
McLaren Health Care, Series A, 5.75%, 5/15/38	4,500	5,085,450
Trinity Health Credit Group, Series A, 6.25%, 12/01/28	930	1,086,947
Trinity Health Credit Group, Series C, 4.00%, 12/01/32	3,850	4,091,280
Trinity Health Credit, Series A, 6.50%, 12/01/33	1,000	1,181,550
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
Series D, 5.00%, 9/01/39	11,000	12,662,540
Series V, 8.25%, 9/01/18 (b)	1,000	1,262,830
Series W, 6.00%, 8/01/19 (b)	925	1,129,730
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,965	2,258,335

		84,701,466
Housing — 9.3%
Michigan State HDA, RB:
Deaconess Tower, AMT (Ginnie Mae), 5.25%, 2/20/48	1,000	1,021,610
Series A, 4.75%, 12/01/25	4,235	4,594,679
Series A, 4.45%, 10/01/34	620	662,420
Series A, 4.63%, 10/01/39	2,165	2,308,128
Series A, 4.75%, 10/01/44	3,100	3,300,539
Williams Pavilion, AMT (Ginnie Mae), 4.75%, 4/20/37	3,575	3,651,898
Michigan State HDA, Refunding RB:
Rental Housing, Series D, 4.50%, 10/01/48	6,230	6,595,639
Series A, 6.05%, 10/01/41	4,825	5,386,775

		27,521,688
State — 15.3%
Michigan State Building Authority, Refunding RB, 5.00%, 10/15/31	1,000	1,061,520
Michigan Finance Authority, Refunding RB, 5.00%, 10/01/39	3,350	3,878,128
Michigan State Finance Authority, RB, Local Government Loan Program, Series F, 5.00%, 4/01/31	1,000	1,107,920
Michigan Strategic Fund, Refunding RB, Cadillac Place Office Building Project, 5.25%, 10/15/31	4,350	5,040,649
State of Michigan, COP, (AMBAC), 0.00%, 6/01/22 (c)(d)	3,000	2,683,620
State of Michigan Building Authority, RB, Local Government Loan Program, Series F, 5.25%, 10/01/41	6,085	6,759,096
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I, 6.25%, 10/15/38	3,900	4,583,163
Municipal Bonds	Par (000)	Value
Michigan (continued)
State (concluded)
State of Michigan Building Authority, Refunding RB, Facilities Program (concluded):
Series I (AGC), 5.25%, 10/15/24	$4,000	$4,692,920
Series I (AGC), 5.25%, 10/15/25	2,000	2,338,500
Series I (AGC), 5.25%, 10/15/26	600	699,942
Series I-A, 5.50%, 10/15/45	1,250	1,458,375
Series II (AGM), 5.00%, 10/15/26	4,500	5,198,670
State of Michigan Trunk Line Fund, RB:
5.00%, 11/15/33	1,850	2,173,528
5.00%, 11/15/36	3,125	3,636,438

		45,312,469
Transportation — 13.5%
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/27	5,250	5,830,493
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (NPFGC):
5.25%, 12/01/25	6,270	6,502,053
5.25%, 12/01/26	6,300	6,533,163
5.00%, 12/01/34	4,435	4,574,569
5.00%, 12/01/39	915	1,033,218
Wayne County Airport Authority, Refunding RB, AMT (AGC):
5.75%, 12/01/25	4,000	4,570,240
5.75%, 12/01/26	1,000	1,142,560
5.38%, 12/01/32	8,700	9,840,396

		40,026,692
Utilities — 16.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,645	1,811,309
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A (NPFGC), 5.00%, 7/01/34	1,425	1,429,945
City of Detroit Michigan Water Supply System, Refunding RB, 2nd Lien, Series C (AGM), 5.00%, 7/01/29	10,470	10,823,677
City of Holland Michigan Electric Utility System, RB, Series A:
5.00%, 7/01/33	1,860	2,161,785
5.00%, 7/01/39	7,575	8,761,548
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A:
5.00%, 7/01/27	1,970	2,309,470
5.00%, 7/01/31	4,230	4,891,530
5.00%, 7/01/37	2,065	2,361,493
5.50%, 7/01/41	3,000	3,604,560
City of Port Huron Michigan, RB, Water Supply System:
5.25%, 10/01/31	310	347,485
5.63%, 10/01/40	1,000	1,133,640
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3:
5.00%, 7/01/31	620	716,125
5.00%, 7/01/32	3,255	3,742,436
5.00%, 7/01/33	1,860	2,130,370
Michigan Municipal Bond Authority, RB, State Clean Water Revolving Fund:
5.00%, 10/01/27	1,250	1,338,412
Pooled Project, 5.00%, 10/01/27	1,240	1,470,739

		49,034,524
Total Municipal Bonds in Michigan		396,538,416

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	33

Schedule of Investments (continued)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Guam — 3.2%
State — 3.2%
Territory of Guam, RB:
Business Privilege Tax Bonds, Series A, 5.25%, 1/01/36	$500	$570,485
Business Privilege Tax Bonds, Series A, 5.13%, 1/01/42	4,850	5,470,169
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/32	925	1,047,211
Business Privilege Tax Bonds, Series B-1, 5.00%, 1/01/37	665	744,448
Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	1,400	1,563,562
Total Municipal Bonds in Guam		9,395,875

U.S. Virgin Islands — 2.1%
State — 2.1%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	5,540	6,197,155
Total Municipal Bonds — 139.5%		412,131,446

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Michigan — 16.6%
County/City/Special District/School District — 4.2%
Lakewood Public Schools Michigan, GO, School Building & Site (AGM) (Q-SBLF), 5.00%, 5/01/37	6,771	7,294,990
Portage Public Schools Michigan, GO, School Building & Site (AGM), 5.00%, 5/01/31	4,650	5,123,184

		12,418,174
Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Michigan (concluded)
Education — 12.3%
Michigan State University, Refunding RB, General, Series A, 5.00%, 8/15/38	$6,220	$7,325,481
Saginaw Valley State University, Refunding RB, General (AGM), 5.00%, 7/01/31	7,500	8,320,125
Wayne State Univeristy, RB, General, Series A, 5.00%, 11/15/40	6,190	7,176,500
Wayne State University, Refunding RB, General (AGM), 5.00%, 11/15/35	12,207	13,681,710

		36,503,816
Health — 0.1%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	190	213,571
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 16.6%		49,135,561
Total Long-Term Investments (Cost — $418,324,710) — 156.1%		461,267,007

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	2,435,167	2,435,167
Total Short-Term Securities (Cost — $2,435,167) — 0.8%		2,435,167
Total Investments (Cost — $420,759,877) — 156.9%		463,702,174
Liabilities in Excess of Other Assets — (0.0)%		(145,529)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.0%)		(23,490,857)
VRDP Shares, at Liquidation Value — (48.9%)		(144,600,000)

Net Assets Applicable to Common Shares — 100.0%		$295,465,788

Notes to Schedule of investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Stifel Nicolaus & Co., Inc.	$5,583,564	$90,457

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Security is collateralized by municipal or U.S. Treasury obligations.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF Michigan Municipal Money Fund	3,889,640	(3,889,640)	—	—
FFI Institutional Tax-Exempt Fund	—	2,435,167	2,435,167	$172

(g)	Represents the current yield as of report date.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(240)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$31,410,000	$(808,568)
(55)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	6,673,906	(114,803)
Total					$(923,371)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy :

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$461,267,007	—	$461,267,007
Short-Term Securities	$2,435,167	—	—	2,435,167

Total	$2,435,167	$461,267,007	—	$463,702,174

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(923,371)	—	—	$(923,371)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$375,000	—	—	$375,000
Liabilities:
TOB trust certificates	—	$(23,487,000)	—	(23,487,000)
VRDP Shares	—	(144,600,000)	—	(144,600,000)

Total	$375,000	$(168,087,000)	—	$(167,712,000)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	35

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey — 124.1%
Corporate — 5.5%
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	$5,000	$5,832,950
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	1,000	1,148,810
United Water of New Jersey, Inc., Series B (AMBAC), 4.50%, 11/01/25	1,000	1,101,470

		8,083,230
County/City/Special District/School District — 16.5%
Borough of Hopatcong New Jersey, GO, Refunding, Sewer (AMBAC), 4.50%, 8/01/33	750	772,553
Casino Reinvestment Development Authority, Refunding RB, 5.25%, 11/01/39	3,250	3,622,450
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 7/01/35	1,250	1,320,488
County of Essex New Jersey Improvement Authority, Refunding RB, AMT (NPFGC), 4.75%, 11/01/32	1,000	1,048,570
County of Hudson New Jersey, COP, Refunding, (NPFGC), 6.25%, 12/01/16	1,000	1,088,380
County of Hudson New Jersey Improvement Authority, RB:
CAB, Series A-1 (NPFGC), 0.00%, 12/15/32 (a)	1,000	535,940
County Secured, County Services Building Project (AGM), 5.00%, 4/01/27	250	268,668
Harrison Parking Facility Project, Series C (AGC), 5.25%, 1/01/39	1,000	1,134,850
Harrison Parking Facility Project, Series C (AGC), 5.38%, 1/01/44	1,400	1,599,990
County of Monmouth New Jersey Improvement Authority, Refunding RB, Governmental Loan (AMBAC):
5.25%, 12/01/15	5	5,019
5.00%, 12/01/17	5	5,015
5.00%, 12/01/18	5	5,014
5.00%, 12/01/19	5	5,013
County of Union New Jersey, GO, Refunding:
4.00%, 3/01/29	1,060	1,157,997
4.00%, 3/01/30	1,060	1,154,234
4.00%, 3/01/31	1,200	1,303,140
County of Union New Jersey Utilities Authority, Refunding RB, Series A:
Resources Recovery Facility, Covanta Union, Inc., AMT, 5.25%, 12/01/31	200	225,642
Solid Waste System, County Deficiency Agreement, 5.00%, 6/15/41	2,155	2,447,477
Edgewater Borough Board of Education, GO, Refunding, (AGM):
4.25%, 3/01/34	300	330,498
4.25%, 3/01/35	300	330,348
4.30%, 3/01/36	300	331,248
New Jersey Sports & Exposition Authority, Refunding RB, (NPFGC) (b):
5.50%, 3/01/21	1,540	1,919,733
5.50%, 3/01/22	1,050	1,333,804
Newark Housing Authority, Refunding RB, Newark Redevelopment Project (NPFGC), 4.38%, 1/01/37	1,720	1,753,282
Township of Irvington, GO, Refunding, Series A (AGM), 5.00%, 7/15/33	500	578,245

		24,277,598
Education — 31.0%
New Jersey EDA, LRB, Rutgers - The State University of New Jersey, College Avenue Redevelopment Project, 5.00%, 6/15/33	880	1,043,099
Municipal Bonds	Par (000)	Value
New Jersey (continued)
Education (concluded)
New Jersey Educational Facilities Authority, RB, Series A:
Higher Educational Capital Improvement Fund, 5.00%, 9/01/26	$1,000	$1,157,690
Higher Educational Capital Improvement Fund, 5.00%, 9/01/33	2,060	2,336,679
Montclair State University (AMBAC), 5.00%, 7/01/16 (c)	1,600	1,705,952
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM), 5.00%, 7/01/35	3,805	4,239,873
Montclair State University, Series A, 5.00%, 7/01/39	4,500	5,339,205
Montclair State University, Series J (NPFGC), 4.25%, 7/01/30	2,765	2,827,738
Montclaire State University, Series A, 5.00%, 7/01/44	1,020	1,209,281
New Jersey Institute of Technology, Series H, 5.00%, 7/01/31	1,000	1,144,230
Ramapo College, Series I (AMBAC), 4.25%, 7/01/31	1,250	1,288,538
Rowan University, Series B (AGC), 5.00%, 7/01/26	2,575	2,892,266
Seton Hall University, Series D, 5.00%, 7/01/38	140	160,413
Seton Hall University, Series D, 5.00%, 7/01/43	170	194,720
Stevens Institute of Technology, Series A, 5.00%, 7/01/34	1,500	1,610,550
William Paterson University, Series C (AGC), 4.75%, 7/01/34	1,115	1,228,875
New Jersey Higher Education Student Assistance Authority, RB, Senior Student Loan, Series 1A, AMT:
4.00%, 12/01/28	710	741,758
4.50%, 12/01/28	1,170	1,270,831
4.00%, 12/01/29	290	303,276
4.00%, 12/01/29	1,575	1,634,015
4.50%, 12/01/29	1,550	1,686,385
4.63%, 12/01/30	1,475	1,607,322
4.00%, 12/01/31	290	299,796
4.25%, 12/01/32	590	617,978
4.13%, 12/01/35	290	299,761
4.50%, 12/01/36	525	561,698
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT, 5.50%, 12/01/26	1,800	2,051,316
New Jersey Institute of Technology, RB, Series A, 5.00%, 7/01/42	1,900	2,185,114
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/30	465	556,549
5.00%, 5/01/43	2,850	3,309,049

		45,503,957
Health — 14.7%
County of Camden Improvement Authority, Refunding RB, The Cooper Health Systen, Series A, 5.00%, 2/15/33	580	661,884
New Jersey Health Care Facilities Financing Authority, RB:
Meridian Health System Obligated Group, Series I (AGC), 5.00%, 7/01/38	700	753,900
Meridian Health System Obligated Group, Series II (AGC), 5.00%, 7/01/38	975	1,050,075
Meridian Health System Obligated Group, Series V (AGC), 5.00%, 7/01/38	940	1,012,380
Robert Wood Johnson University Hospital, Series A, 5.50%, 7/01/43	2,220	2,661,247
Virtua Health, Series A (AGC), 5.50%, 7/01/38	1,000	1,138,230

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
5.00%, 7/01/28	$870	$1,039,841
5.00%, 7/01/29	205	244,477
5.50%, 7/01/31	1,175	1,405,159
AHS Hospital Corp., 6.00%, 7/01/41	1,100	1,329,174
Catholic Health East Issue, 5.00%, 11/15/33	550	636,213
Hackensack University Medical (AGM), 4.63%, 1/01/30	2,315	2,507,863
Meridian Health System Obligated Group, 5.00%, 7/01/25	300	350,613
Meridian Health System Obligated Group, 5.00%, 7/01/26	2,130	2,476,807
St. Barnabas Health Care System, Series A, 5.00%, 7/01/24	1,820	2,102,300
St. Barnabas Health Care System, Series A, 5.63%, 7/01/32	440	515,662
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	1,300	1,507,753
St. Luke’s Warren Hospital Obligated Group, 4.00%, 8/15/37	180	185,252

		21,578,830
Housing — 7.5%
New Jersey Housing & Mortgage Finance Agency, RB:
Capital Fund Program, Series A (AGM), 5.00%, 5/01/27	1,970	2,136,642
M/F Housing, Series A, 4.55%, 11/01/43	1,425	1,503,688
M/F Housing, Series A, AMT (NPFGC), 4.90%, 11/01/35	820	820,738
M/F Housing, Series A, AMT (NPFGC), 4.85%, 11/01/39	400	404,188
S/F Housing, Series AA, 6.50%, 10/01/38	260	270,338
S/F Housing, Series B, 4.50%, 10/01/30	2,720	2,961,427
New Jersey Housing & Mortgage Finance Agency, Refunding RB, AMT:
M/F Housing, Series 2, 4.60%, 11/01/38	1,070	1,142,514
M/F Housing, Series 2, 4.75%, 11/01/46	1,205	1,278,228
S/F Housing, Series T, 4.70%, 10/01/37	425	434,741

		10,952,504
State — 19.3%
Garden State Preservation Trust, RB (AGM):
CAB, Series B, 0.00%, 11/01/23 (a)	6,725	5,570,519
Election of 2005, Series A, 5.80%, 11/01/15 (c)	2,605	2,715,895
New Jersey EDA, RB:
CAB, Motor Vehicle Surcharge, Series A (NPFGC), 0.00%, 7/01/21 (a)	2,325	1,984,155
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/25	1,000	1,249,840
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,000	7,133,070
School Facilities Construction (AGC), 6.00%, 12/15/18 (c)	1,185	1,414,890
School Facilities Construction (AGC), 6.00%, 12/15/34	15	17,590
School Facilities Construction, Series KK, 5.00%, 3/01/38	380	419,277
School Facilities Construction, Series U, 5.00%, 9/01/37	1,040	1,131,697
School Facilities Construction, Series U (AMBAC), 5.00%, 9/01/37	365	397,182
School Facilities Construction, Series UU, 5.00%, 6/15/30	750	847,545
Municipal Bonds	Par (000)	Value
New Jersey (continued)
State (concluded)
New Jersey EDA, RB (concluded):
School Facilities Construction, Series UU, 5.00%, 6/15/34	$405	$453,183
School Facilities Construction, Series UU, 5.00%, 6/15/40	1,000	1,114,730
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 6/15/26	355	403,823
Cigarette Tax, 5.00%, 6/15/28	910	1,025,907
Cigarette Tax, 5.00%, 6/15/29	1,195	1,344,458
School Facilities Construction, Series NN, 5.00%, 3/01/29	500	561,390
State of New Jersey, COP, Equipment Lease Purchase, Series A, 5.25%, 6/15/27	500	564,285

		28,349,436
Transportation — 23.7%
Delaware River Port Authority, RB:
5.00%, 1/01/29	750	896,415
5.00%, 1/01/37	2,865	3,356,921
Series D, 5.05%, 1/01/35	1,430	1,626,882
Series D (AGM), 5.00%, 1/01/40	1,500	1,704,540
New Jersey EDA, RB, The Goethals Bridge Replacement Project, AMT:
Private Activity Bond, 5.13%, 1/01/34	660	739,933
5.38%, 1/01/43	2,235	2,511,715
New Jersey State Turnpike Authority, RB, Growth & Income Securities, Series B (AMBAC), 5.15%, 1/01/35 (d)	3,005	3,218,235
New Jersey State Turnpike Authority, Refunding RB, Series A (AGM), 5.25%, 1/01/29	2,000	2,574,960
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32 (a)	4,750	2,247,700
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35 (a)	2,760	1,105,794
Transportation Program, Series AA, 5.00%, 6/15/33	850	940,364
Transportation Program, Series AA, 5.25%, 6/15/33	1,640	1,887,820
Transportation Program, Series AA, 5.00%, 6/15/38	680	755,154
Transportation System, Series A, 6.00%, 6/15/35	2,000	2,457,480
Transportation System, Series A (AGC), 5.63%, 12/15/28	780	912,709
Transportation System, Series B, 5.50%, 6/15/31	390	459,042
Transportation System, Series B, 5.25%, 6/15/36	725	811,398
Port Authority of New York & New Jersey, ARB:
Consolidated, 93rd Series, 6.13%, 6/01/94	1,000	1,230,770
Special Project, JFK International Air Terminal LLC Project, Special Project, Series 8, 6.00%, 12/01/42	1,500	1,783,395
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	2,000	2,266,120
Port Authority of New York & New Jersey, Refunding RB, AMT, 5.00%, 12/01/33	1,155	1,338,922

		34,826,269
Utilities — 5.9%
County of Essex New Jersey Utilities Authority, Refunding RB, (AGC), 4.13%, 4/01/22	670	735,553
North Hudson Sewerage Authority, Refunding RB, Series A (NPFGC), 5.13%, 8/01/20 (b)	1,710	2,081,036
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a):
0.00%, 9/01/26	4,100	2,886,072

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	37

Schedule of Investments (continued)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Utilities (concluded)
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC) (a) (concluded):
0.00%, 9/01/29	$2,750	$1,689,022
0.00%, 9/01/33	2,350	1,226,348

		8,618,031
Total Municipal Bonds in New Jersey		182,189,855

Guam — 3.4%
State — 3.4%
Territory of Guam, RB, Business Privilege Tax Bonds:
Series A, 5.25%, 1/01/36	120	136,916
Series A, 5.13%, 1/01/42	4,100	4,624,267
Series B-1, 5.00%, 1/01/37	155	173,518
Total Municipal Bonds in Guam		4,934,701

Puerto Rico — 2.9%
Health — 2.9%
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Authority, RB, Hospital De La Concepcion, Series A, 6.13%, 11/15/30	4,220	4,329,762

U.S. Virgin Islands — 1.0%
State — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series C, 5.00%, 10/01/39	1,375	1,538,103
Total Municipal Bonds — 131.4%		192,992,421

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
New Jersey — 23.1%
County/City/Special District/School District — 3.8%
County of Union New Jersey Utilities Authority, Refunding LRB, Resource Recovery Facility, Covanta Union, Inc., Series A, AMT, 5.25%, 12/01/31	4,930	5,562,075
Education — 3.1%
Rutgers - The State University of New Jersey, RB, Series F, 5.00%, 5/01/39	4,003	4,563,964

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New Jersey (concluded)
State — 4.4%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	$3,300	$4,293,993
New Jersey EDA, Refunding RB, 5.00%, 3/01/29 (f)	1,918	2,153,539

		6,447,532
Transportation — 11.8%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38 (f)	4,100	4,691,548
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	760	850,745
Port Authority of New York & New Jersey, ARB, Consolidated, 163rd Series, AMT, 5.00%, 7/15/39	4,089	4,712,940
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	4,500	5,008,320
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	1,829	2,030,522

		17,294,075
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.1%		33,867,646
Total Long-Term Investments (Cost — $204,047,986) — 154.5%		226,860,067

Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.00% (g)(h)	820,225	820,225
Total Short-Term Securities (Cost — $820,225) — 0.6%		820,225
Total Investments (Cost — $204,868,211) — 155.1%		227,680,292
Other Assets Less Liabilities — 1.1%		1,592,683
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3%)		(18,047,364)
VRDP Shares, at Liquidation Value — (43.9%)		(64,400,000)

Net Assets Applicable to Common Shares — 100.0%		$146,825,611

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	Security is collateralized by municipal or U.S. Treasury obligations.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(e)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires from June 15, 2019 to September 1, 2020 is $5,090,139.

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

(g)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income	Realized Gains
BIF New Jersey Municipal Money Fund	2,535,160	(1,714,935)	820,225	—	$621

(h)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(120)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$15,705,000	$(434,559)
(60)	5-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	7,280,625	(125,240)
Total					$(559,799)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$226,860,067	—	$226,860,067
Short-Term Securities	$820,225	—	—	820,225

Total	$820,225	$226,860,067	—	$227,680,292

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(559,799)	—	—	$(559,799)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$217,000	—	—	$217,000
Liabilities:
TOB trust certificates	—	$(18,044,269)	—	(18,044,269)
VRDP Shares	—	(64,400,000)	—	(64,400,000)

Total	$217,000	$(82,444,269)	—	$(82,227,269)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	39

Schedule of Investments January 31, 2015 (Unaudited)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 116.5%
Corporate — 11.0%
County of Beaver Pennsylvania IDA, Refunding RB, First Energy (a):
Nuclear Energy Project, Series B, 3.50%, 12/01/35	$3,235	$3,399,726
Nuclear Energy Corp. Project, Mandatory Put Bonds, Series A, 3.38%, 1/01/35	1,200	1,212,552
County of Delaware Pennsylvania IDA, Refunding RB, Water Facilities, Aqua Pennsylvania, Inc. Project, Series B, AMT (NPFGC), 5.00%, 11/01/36	2,520	2,592,526
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,300	1,532,492
Aqua Pennsylvania, Inc. Project, Series A, AMT, 6.75%, 10/01/18	1,300	1,545,557
Aqua Pennsylvania, Inc. Project, Series B, 4.50%, 12/01/42	2,630	2,828,013
Waste Management, Inc. Project, Series A, AMT, 5.10%, 10/01/27	1,200	1,242,168
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 5.00%, 11/01/41	5,865	6,516,425

		20,869,459
County/City/Special District/School District — 37.5%
Boyertown Area School District, GO, 5.00%, 10/01/43	1,850	2,112,274
Bristol Township School District, GO, 5.00%, 6/01/40	775	895,962
Chambersburg Area School District, GO:
5.25%, 9/01/15 (b)	640	659,155
5.25%, 3/01/27	1,860	1,911,262
(NPFGC), 5.25%, 3/01/26	2,115	2,175,341
City of Philadelphia Pennsylvania, GO, Refunding, Series A:
(AGM), 5.25%, 12/15/32	5,000	5,617,750
(AGC), 5.00%, 8/01/24	2,000	2,275,380
City of Pittsburgh Pennsylvania, GO, Series B, 5.00%, 9/01/26	970	1,150,837
County of Lycoming Pennsylvania Water & Sewer Authority, RB, (AGM), 5.00%, 11/15/41	400	439,000
County of York Pennsylvania, GO, Refunding, 5.00%, 3/01/36	400	462,428
East Stroudsburg Area School District, GO, Refunding, Series A (AGM), 5.00%, 9/01/25	3,000	3,289,320
East Stroudsburg Area School District, GO, Series A:
7.75%, 9/01/17 (b)	960	1,134,682
7.75%, 9/01/17 (b)	985	1,165,629
7.75%, 9/01/27	55	64,669
Erie County Conventional Center Authority, RB, 5.00%, 1/15/36	8,850	8,881,063
Lower Merion School District, GO, Refunding, Series A, 3.25%, 11/15/27	2,035	2,117,275
Marple Newtown School District, GO, (AGM), 5.00%, 6/01/31	3,500	4,003,685
Northeastern School District York County, GO, Series B (NPFGC), 5.00%, 4/01/32	1,585	1,703,669
Philadelphia Redevelopment Authority, RB, Quality Redevelopment Neighborhood, Series B, AMT (NPFGC), 5.00%, 4/15/27	4,645	4,682,857
Philadelphia School District, GO, Series E:
6.00%, 9/01/18 (b)	50	59,134
6.00%, 9/01/38	3,250	3,710,557
Philipsburg-Osceola Pennsylvania Area School District, GO, (AGM), 5.00%, 4/01/41	755	801,229
Shaler Area School District Pennsylvania, GO, CAB (Syncora), 0.00%, 9/01/30 (c)	6,145	3,746,545
Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
County/City/Special District/School District (concluded)
State Public School Building Authority, RB (AGM):
Community College, Allegheny County Project, 5.00%, 7/15/34	$1,880	$2,123,968
Corry Area School District, CAB, 0.00%, 12/15/22 (c)	1,640	1,355,099
Corry Area School District, CAB, 0.00%, 12/15/23 (c)	1,980	1,562,220
Corry Area School District, CAB, 0.00%, 12/15/24 (c)	1,980	1,499,058
Corry Area School District, CAB, 0.00%, 12/15/25 (c)	1,770	1,291,587
State Public School Building Authority, Refunding RB:
Harrisburg School District Project, Series A (AGC), 5.00%, 11/15/33	1,065	1,188,008
School District Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	1,500	1,604,325
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/43	5,120	6,042,470
Township of Falls Authority Pennsylvania, RB, Water & Sewer Authority, 5.00%, 12/01/37	1,070	1,223,363

		70,949,801
Education — 12.8%
County of Adams Pennsylvania IDA, Refunding RB, Gettysburg College, 5.00%, 8/15/26	100	115,643
County of Chester Pennsylvania IDA, Refunding RB, Renaissance Academy Charter, 5.00%, 10/01/34	135	146,463
Pennsylvania Higher Educational Facilities Authority, RB:
Drexel University, Series A (NPFGC), 5.00%, 5/01/37	1,500	1,638,885
Shippensburg University Student Services, Student Housing, 5.00%, 10/01/44	1,195	1,259,470
Pennsylvania Higher Educational Facilities Authority, RB,University of Science Philadelphia (d):
5.00%, 11/01/21	335	402,941
5.00%, 11/01/22	575	698,746
5.00%, 11/01/24	890	1,095,759
5.00%, 11/01/26	1,475	1,817,864
5.00%, 11/01/28	845	1,021,774
5.00%, 11/01/30	940	1,124,071
5.00%, 11/01/31	665	793,185
5.00%, 11/01/33	2,060	2,438,257
5.00%, 11/01/36	1,245	1,459,850
Pennsylvania Higher Educational Facilities Authority, Refunding RB:
Drexel University, Series A, 5.25%, 5/01/41	2,750	3,133,873
La Salle University, 5.00%, 5/01/37	985	1,088,740
La Salle University, 5.00%, 5/01/42	1,600	1,765,072
State System of Higher Education, Series AL, 5.00%, 6/15/35	280	321,703
Thomas Jefferson University, 4.00%, 3/01/37	375	392,471
Widener University, Series A, 5.25%, 7/15/33	1,360	1,556,479
Widener University, Series A, 5.50%, 7/15/38	340	390,748
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/38	830	985,111
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania:
5.00%, 7/01/35	385	415,134
5.00%, 7/01/45	200	213,434

		24,275,673
Health — 19.4%
County of Allegheny Pennsylvania Hospital Development Authority, RB, Health Center, UPMC Health, Series B (NPFGC), 6.00%, 7/01/26	2,000	2,635,560
County of Berks Pennsylvania Municipal Authority, Refunding RB, Reading Hospital & Medical Center, Series A, 5.00%, 11/01/40	765	865,093

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Health (concluded)
County of Centre Pennsylvania Hospital Authority, RB, Mount Nittany Medical Center Project, 7.00%, 11/15/46	$2,020	$2,495,932
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	500	560,965
County of Lancaster Hospital Authority, Refunding RB (d):
Health Center Masonic Village Project, 5.00%, 11/01/28	475	560,590
Health Center Masonic Village Project, 5.00%, 11/01/35	325	377,007
County of Lehigh Pennsylvania, RB, Lehigh Valley Health Network, Series A (AGM), 5.00%, 7/01/33	7,995	8,651,470
County of Montgomery Pennsylvania Higher Education & Health Authority, Refunding RB, Abington Memorial Hospital Obligated Group, Series A, 5.13%, 6/01/33	490	542,954
County of Montgomery Pennsylvania IDA, RB, Acts Retirement-Life Community:
Series A, 4.50%, 11/15/36	55	55,706
Series A-1, 6.25%, 11/15/29	235	274,435
County of Montgomery Pennsylvania IDA, Refunding RB, Acts Retirement-Life Communities:
5.00%, 11/15/27	690	765,086
5.00%, 11/15/28	445	491,827
Lancaster IDA, Refunding RB:
5.38%, 5/01/28	420	468,665
5.75%, 5/01/35	745	843,653
Pennsylvania Higher Educational Facilities Authority, RB, University of Pennsylvania Health System, Series A, 4.00%, 8/15/39	7,600	7,968,068
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, Presbyterian Medical Center, 6.65%, 12/01/19 (e)	2,055	2,372,785
Pocono Mountains Industrial Park Authority, RB, St Lukes Hospital Monroe Project , 4.00%, 8/15/45 (d)	2,055	2,066,816
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series B (AGC), 5.38%, 7/01/20 (b)	1,840	2,246,769
Southcentral General Authority, Refunding RB, Wellspan Health Obligation Group, Series A, 5.00%, 6/01/44	2,130	2,483,985

		36,727,366
Housing — 6.3%
Pennsylvania HFA, RB, S/F Mortgage, Series 114-C:
3.65%, 10/01/37	1,915	1,968,639
3.70%, 10/01/42	3,010	3,066,979
Pennsylvania HFA, Refunding RB, S/F Mortgage:
Series 092-A, AMT, 4.75%, 4/01/31	595	596,226
Series 096-A, AMT, 4.70%, 10/01/37	2,045	2,069,908
Series 099-A, AMT, 5.15%, 4/01/38	855	899,965
Series 110-B, 4.75%, 10/01/39	220	220,141
Philadelphia Housing Authority, RB, Capital Fund Program, Series A (AGM), 5.50%, 12/01/18	3,000	3,038,490

		11,860,348
State — 5.9%
Commonwealth of Pennsylvania, GO, 1st Series:
5.00%, 11/15/24	1,000	1,199,900
5.00%, 4/01/26	1,140	1,381,258
5.00%, 6/01/28	2,300	2,739,024
5.00%, 6/15/29	1,000	1,214,280
Pennsylvania Economic Development Financing Authority, Refunding RB, Unemployment Compensation, Series B, 5.00%, 7/01/23	600	611,970
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
State (concluded)
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Remarketing, Series C (NPFGC), 5.00%, 12/01/32	$3,600	$4,056,300

		11,202,732
Transportation — 12.7%
City of Philadelphia Pennsylvania, ARB, Series A:
5.00%, 6/15/40	2,500	2,831,350
AMT (AGM), 5.00%, 6/15/37	5,595	5,968,242
Delaware River Port Authority, RB:
5.00%, 1/01/29	475	567,730
5.00%, 1/01/37	1,970	2,308,249
Series D (AGM), 5.00%, 1/01/40	1,560	1,772,722
Pennsylvania Turnpike Commission, RB:
CAB, Sub-Series A-3, 0.00%, 12/01/42 (c)	4,100	1,254,477
CAB, Sub-Series A-3 (AGM), 0.00%, 12/01/40 (c)	1,100	409,651
Sub-Series A, 6.00%, 12/01/41	700	757,225
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B (AGM), 5.25%, 6/01/39	3,500	3,986,570
Southeastern Pennsylvania Transportation Authority, RB, Capital Grant Receipts:
5.00%, 6/01/28	1,570	1,796,975
5.00%, 6/01/29	2,080	2,375,027

		24,028,218
Utilities — 10.9%
Allegheny County Sanitary Authority, Refunding RB, Series A (NPFGC), 5.00%, 12/01/30	5,000	5,182,150
City of Philadelphia Pennsylvania Gas Works, RB:
1998 General Ordinance, 4th Series (AGM), 5.00%, 8/01/32	3,300	3,310,857
9th Series, 5.25%, 8/01/40	1,430	1,661,517
City of Philadelphia Pennsylvania Water & Wastewater, RB:
Series A, 5.25%, 1/01/36	700	789,572
Series C (AGM), 5.00%, 8/01/40	3,000	3,436,860
County of Allegheny Pennsylvania Sanitary Authority, RB, Sewer Improvement, 5.25%, 12/01/41	1,215	1,446,543
County of Delaware Pennsylvania Regional Water Quality Control Authority, RB, Sewer Improvements, 5.00%, 5/01/33	350	411,162
Pennsylvania Economic Development Financing Authority, RB, Philadelphia Biosolids Facility, 6.25%, 1/01/32	1,420	1,582,803
Reading Area Water Authority Pennsylvania, RB, (AGM), 5.00%, 12/01/27	2,680	2,909,247

		20,730,711
Total Municipal Bonds in Pennsylvania		220,644,308

Guam — 0.5%
State — 0.5%
Territory of Guam, RB, Limited Obligation Bonds, Section 30, Series A, 5.63%, 12/01/29	805	899,048
Total Municipal Bonds — 117.0%		221,543,356

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	41

Schedule of Investments (continued)	BlackRock MuniYield Pennsylvania Quality Fund (MPA) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania — 37.6%
Education — 8.9%
Pennsylvania Higher Educational Facilities Authority, RB:
Series AE (NPFGC), 4.75%, 6/15/32	$8,845	$9,260,532
University of Pennsylvania Health System, Series A, 5.75%, 8/15/41	4,270	5,116,869
University of Pittsburgh, RB, The Commonwealth System of Higher Education, Capital Project, Series B, 5.00%, 9/15/28	2,202	2,534,291

		16,911,692
Health — 10.0%
Geisinger Authority Pennsylvania, RB, Health System:
Series A, 5.13%, 6/01/34	2,500	2,836,225
Series A, 5.25%, 6/01/39	3,128	3,559,849
Series A-1, 5.13%, 6/01/41	6,272	7,135,890
Philadelphia Hospitals & Higher Education Facilities Authority, RB, The Children’s Hospital of Philadelphia Project, Series C, 5.00%, 7/01/41	4,680	5,298,649

		18,830,613
Housing — 1.7%
Pennsylvania HFA, Refunding RB, S/F Mortgage, Series 115A, AMT, 4.20%, 10/01/33	3,000	3,194,190
State — 17.0%
Commonwealth of Pennsylvania, GO, Series 1, 5.00%, 3/15/28	5,203	5,918,262
Pennsylvania Turnpike Commission, RB, Oil Franchise Tax, Senior Series C (NPFGC), 5.00%, 12/01/32	10,000	11,267,500
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Pennsylvania (concluded)
State (concluded)
State Public School Building Authority, Refunding RB, School Distric of Philadelphia Project, Series B (AGM), 5.00%, 6/01/26	$14,026	$15,001,746

		32,187,508
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.6%		71,124,003
Total Long-Term Investments (Cost — $268,359,315) — 154.6%		292,667,359

Short-Term Securities	Shares
BIF Pennsylvania Municipal Money Market Fund, 0.00% (g)(h)	12,533,847	12,533,847
Total Short-Term Securities (Cost — $12,533,847) — 6.6%		12,533,847
Total Investments (Cost — $280,893,162) — 161.2%		305,201,206
Liabilities in Excess of Other Assets — (6.6)%		(12,495,770)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.6%)		(37,072,235)
VRDP Shares, at Liquidation Value — (35.0%)		(66,300,000)

Net Assets Applicable to Common Shares — 100.0%		$189,332,783

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$10,852,447	$157,443
Wells Fargo Securities, LLC	937,597	2,990

(e)	Security is collateralized by municipal or U.S. Treasury obligations.

(f)	Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	During the six months ended January 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at July 31, 2014	Net Activity	Shares Held at January 31, 2015	Income
BIF Pennsylvania Municipal Money Fund	1,714,474	10,819,373	12,533,847	—

(h)	Represents the current yield as of report date.

•	As of January 31, 2015, financial futures contracts outstanding were as follows:

Contracts Short	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(155)	10-Year U.S. Treasury Note	Chicago Board of Trade	March 2015	$20,285,625	$(526,217)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Schedule of Investments (concluded)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to Note 2 of the Notes to Financial Statements.

As of January 31, 2015, the following tables summarize the Fund’s investments and derivative instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$292,667,359	—	$292,667,359
Short-Term Securities	$12,533,847	—	—	12,533,847

Total	$12,533,847	$292,667,359	—	$305,201,206

[1] See above Schedule of Investments for values in each sector.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(526,217)	—	—	$(526,217)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of January 31, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$211,000	—	—	$211,000
Liabilities:
TOB trust certificates	—	$(37,066,212)	—	(37,066,212)
VRDP Shares	—	(66,300,000)	—	(66,300,000)

Total	$211,000	$(103,366,212)	—	$(103,155,212)

During the six months ended January 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	43

Statements of Assets and Liabilities

January 31, 2015 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Assets
Investments at value — unaffiliated[1]	$1,025,212,707	$551,572,126	$206,692,580	$461,267,007	$226,860,067	$292,667,359
Investments at value — affiliated[2]	1,420,771	1,694,553	1,882,660	2,435,167	820,225	12,533,847
Cash pledged for financial futures contracts	678,000	511,000	265,000	375,000	217,000	211,000
Interest receivable	13,666,191	4,501,870	2,188,149	5,109,348	1,667,543	2,671,874
Investments sold receivable	2,170,698	4,381,183	374,705	1,354,698	454,884	1,269,444
Deferred offering costs	15,462	322,283	—	251,836	216,737	196,378
TOB trust receivable	10,605,000	—	—	—	—	—
Prepaid expenses	22,876	12,975	6,336	11,498	6,316	8,054

Total assets	1,053,791,705	562,995,990	211,409,430	470,804,554	230,242,772	309,557,956

Accrued Liabilities
Investments purchased payable	18,089,787	—	1,654,909	5,493,107	—	15,677,742
Income dividends payable — Common Shares	2,767,668	1,576,638	601,596	1,313,921	658,239	851,328
Investment advisory fees payable	475,596	251,487	88,256	194,419	96,709	123,505
Variation margin payable on financial futures contracts	343,750	259,141	134,063	190,352	110,156	106,563
Officer’s and Directors’ fees payable	256,635	3,651	1,333	2,691	1,454	2,065
Interest expense and fees payable	24,027	6,914	4,356	3,857	3,095	6,023
Reorganization costs payable	—	97,921	—	—	45,606	29,076
Other accrued expenses payable	103,918	80,487	51,856	53,419	57,633	62,659

Total accrued liabilities	22,061,381	2,276,239	2,536,369	7,251,766	972,892	16,858,961

Other Liabilities
TOB trust certificates	109,286,444	34,699,311	19,509,342	23,487,000	18,044,269	37,066,212
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	172,700,000	—	144,600,000	64,400,000	66,300,000
VMTP Shares, at liquidation value of $100,000 per share[3,4]	254,000,000	—	56,500,000	—	—	—

Total other liabilities	363,286,444	207,399,311	76,009,342	168,087,000	82,444,269	103,366,212

Total liabilities	385,347,825	209,675,550	78,545,711	175,338,766	83,417,161	120,225,173

Net Assets Applicable to Common Shareholders	$668,443,880	$353,320,440	$132,863,719	$295,465,788	$146,825,611	$189,332,783

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6]	$586,006,297	$299,214,869	$118,012,879	$261,336,487	$125,356,076	$170,185,735
Undistributed net investment income	6,029,108	4,338,635	1,925,850	2,065,845	2,169,897	1,429,455
Accumulated net realized loss	(11,340,100)	(4,677,477)	(11,411,692)	(9,955,470)	(2,952,644)	(6,064,234)
Net unrealized appreciation/depreciation	87,748,575	54,444,413	24,336,682	42,018,926	22,252,282	23,781,827

Net Assets Applicable to Common Shareholders	$668,443,880	$353,320,440	$132,863,719	$295,465,788	$146,825,611	$189,332,783

Net asset value per Common Share	$16.30	$16.58	$15.68	$16.19	$16.51	$16.46

[1] Investments at cost — unaffiliated	$935,833,217	$495,844,589	$181,657,165	$418,324,710	$204,047,986	$268,359,315
[2] Investments at cost — affiliated	$1,420,771	$1,694,553	$1,882,660	$2,435,167	$820,225	$12,533,847
[3] Preferred Shares outstanding:
Par value $0.05 per share	—	—	565	—	—	663
Par value $0.10 per share	2,540	1,727	—	1,446	644	—
[4] Preferred Shares authorized	18,140	9,847	1,000,000	8,046	3,584	1,000,000
[5] Common Shares outstanding, par value $0.10 per share	41,002,483	21,305,921	8,473,184	18,248,909	8,895,127	11,504,433
[6] Common Shares authorized	199,981,860	199,990,153	unlimited	199,991,954	199,996,416	unlimited

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Operations

Six Months Ended January 31, 2015 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Investment Income
Interest	$20,441,538	$11,649,223	$4,568,837	$9,666,927	$4,844,833	$6,129,977
Income — affiliated	—	—	317	172	—	—

Total income	20,441,538	11,649,223	4,569,154	9,667,099	4,844,833	6,129,977

Expenses
Investment advisory	2,787,331	1,527,356	518,333	1,142,699	567,147	726,464
Professional	59,811	49,339	28,214	41,593	31,820	31,158
Accounting services	63,300	40,664	18,001	33,282	19,312	23,560
Reorganization costs	—	197,921	—	—	230,606	189,076
Transfer agent	20,649	15,813	11,044	15,445	11,427	14,503
Officer and Directors	28,937	15,259	5,708	12,664	6,285	8,249
Custodian	21,910	13,622	5,322	12,107	6,048	8,459
Registration	7,202	4,722	4,725	4,721	4,725	4,721
Printing	6,430	4,598	3,104	4,215	3,160	3,341
Liquidity fees	—	8,867	—	—	3,306	—
Remarketing fees on Preferred Shares	—	8,707	—	—	3,246	—
Miscellaneous	45,031	45,316	33,055	42,598	34,354	33,100

Total expenses excluding interest expense, fees and amortization of offering costs	3,040,601	1,932,184	627,506	1,309,324	921,436	1,042,631
Interest expense, fees and amortization of offering costs[1]	1,676,896	922,666	381,879	789,084	365,097	451,920

Total expenses	4,717,497	2,854,850	1,009,385	2,098,408	1,286,533	1,494,551
Less fees waived by Manager	(767)	(64,411)	(67)	(5,724)	(950)	(4)
Less reorganization costs reimbursed by Manager	—	(100,000)	—	—	(185,000)	(160,000)

Total expenses after fees waived and reimbursed	4,716,730	2,690,439	1,009,318	2,092,684	1,100,583	1,334,547

Net investment income	15,724,808	8,958,784	3,559,836	7,574,415	3,744,250	4,795,430

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,650,677	908,854	530,211	1,260,216	300,524	120,055
Financial futures contracts	(1,463,700)	(517,351)	(178,013)	(343,939)	(229,831)	(438,191)
Capital gain distributions received from affiliated investment companies	136	999	—	—	621	—

	2,187,113	392,502	352,198	916,277	71,314	(318,136)

Net change in unrealized appreciation/depreciation on:
Investments	20,359,181	19,375,161	7,646,891	17,698,670	8,665,017	8,989,815
Financial futures contracts	(1,729,878)	(1,370,923)	(732,568)	(983,331)	(596,203)	(484,974)

	18,629,303	18,004,238	6,914,323	16,715,339	8,068,814	8,504,841

Net realized and unrealized gain	20,816,416	18,396,740	7,266,521	17,631,616	8,140,128	8,186,705

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$36,541,224	$27,355,524	$10,826,357	$25,206,031	$11,884,378	$12,982,135

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	45

Statements of Changes in Net Assets

	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)		BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended, July 31, 2014

Operations
Net investment income	$15,724,808	$33,646,813	$8,958,784	$18,404,986
Net realized gain (loss)	2,187,113	(5,213,873)	392,502	(3,999,407)
Net change in unrealized appreciation/depreciation	18,629,303	60,314,952	18,004,238	30,881,185

Net increase in net assets applicable to Common Shareholders resulting from operations	36,541,224	88,747,892	27,355,524	45,286,764

Distributions to Common Shareholders From[1]
Net investment income	(16,934,025)	(35,180,130)	(9,459,829)	(18,919,661)
Net realized gain	—	—	—	(107,719)

Decrease in net assets resulting from distributions to Common Shareholders	—	—	(9,459,829)	(19,027,380)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	19,607,199	53,567,762	17,895,695	26,259,384
Beginning of period	648,836,681	595,268,919	335,424,745	309,165,361

End of period	$668,443,880	$648,836,681	$353,320,440	$335,424,745

Undistributed net investment income, end of period	$6,029,108	$7,238,325	$4,338,635	$4,839,680

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Changes in Net Assets

	BlackRock MuniYield Investment Quality Fund (MFT)		BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended, July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$3,559,836	$7,185,349	$7,574,415	$15,640,397
Net realized gain (loss)	352,198	(4,394,548)	916,277	(6,246,638)
Net change in unrealized appreciation/depreciation	6,914,323	14,787,871	16,715,339	26,779,661

Net increase in net assets applicable to Common Shareholders resulting from operations	10,826,357	17,578,672	25,206,031	36,173,420

Distributions to Shareholders From[1]
Net investment income	(3,609,576)	(7,219,153)	(7,883,529)	(16,371,077)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	7,216,781	10,359,519	17,322,502	19,802,343
Beginning of period	125,646,938	115,287,419	278,143,286	258,340,943

End of period	$132,863,719	$125,646,938	$295,465,788	$278,143,286

Undistributed net investment income, end of period	$1,925,850	$1,975,590	$2,065,845	$2,374,959

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	47

Statements of Changes in Net Assets

	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)		BlackRock MuniYield Pennsylvania Quality Fund (MPA)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014	Six Months Ended January 31, 2015 (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$3,744,250	$7,687,982	$4,795,430	$9,991,517
Net realized gain (loss)	71,314	(1,914,017)	(318,136)	(2,283,420)
Net change in unrealized appreciation/depreciation	8,068,814	13,971,862	8,504,841	16,109,329

Net increase in net assets applicable to Common Shareholders resulting from operations	11,884,378	19,745,827	12,982,135	23,817,426

Distributions to Common Shareholders From[1]
Net investment income	(3,949,436)	(7,898,872)	(5,107,968)	(10,215,936)
Net realized gain	—	(38,170)	—	—

Decrease in net assets resulting from distributions to Common Shareholders	(3,949,436)	(7,937,042)	—	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	7,934,942	11,808,785	7,874,167	13,601,490
Beginning of period	138,890,669	127,081,884	181,458,616	167,857,126

End of period	$146,825,611	$138,890,669	$189,332,783	$181,458,616

Undistributed net investment income, end of period	$2,169,897	$2,375,083	$1,429,455	$1,741,993

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Statements of Cash Flows

Six Months Ended January 31, 2015 (Unaudited)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)	BlackRock MuniYield Investment Quality Fund (MFT)	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)	BlackRock MuniYield Pennsylvania Quality Fund (MPA)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$36,541,224	$27,355,524	$10,826,357	$25,206,031	$11,884,378	$12,982,135
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(92,199)	(110,244)	(4,351)	28,543	(71,473)	98,383
Decrease in variation margin receivable on financial futures contracts	19,264	9,608	3,703	6,562	3,984	6,656
Decrease in prepaid expenses	12,016	14,344	18,789	15,602	18,525	17,751
Increase in cash pledged for financial futures contracts	(116,000)	(231,000)	(157,000)	(165,000)	(59,000)	(36,000)
Increase in investment advisory fees payable	11,476	11,671	2,516	5,382	3,164	2,789
Increase (decrease) in interest expense and fees payable	(5,959)	532	(852)	(1,306)	(64)	(679)
Decrease in other accrued expenses payable	(43,544)	(16,282)	(21,914)	(32,050)	(18,266)	(15,533)
Increase in variation margin payable on financial futures contracts	343,750	259,141	134,063	190,352	110,156	106,563
Increase (decrease) in Officer’s and Directors’ fees payable	12,134	(745)	(319)	(953)	(354)	(361)
Net realized gain on investments	(3,650,677)	(908,854)	(530,211)	(1,260,216)	(300,524)	(120,055)
Net unrealized gain on investments	(20,359,181)	(19,375,161)	(7,646,891)	(17,698,670)	(8,665,017)	(8,989,815)
Amortization of premium and accretion of discount on investments	2,786,810	(77,600)	348,159	638,441	(187,232)	180,895
Proceeds from sales of long-term investments	115,396,228	35,044,538	8,767,035	39,375,425	12,404,443	19,458,663
Purchases of long-term investments	(125,010,757)	(35,635,306)	(8,057,196)	(39,883,918)	(12,937,969)	(7,853,123)
Net proceeds from sales (purchases) of short-term securities	786,549	3,015,597	682,613	1,454,473	1,714,935	(10,819,373)

Net cash provided by operating activities	6,631,134	9,355,763	4,364,501	7,878,698	3,899,686	5,018,896

Cash Used for Financing Activities
Cash payments for reorganization costs	—	97,921	—	—	45,606	29,076
Proceeds from TOB trust certificates	19,295,000	—	—	—	—	—
Repayments of TOB trust certificates	(8,885,000)	—	(774,415)	—	—	—
Cash dividends paid to Common Shareholders	(17,098,035)	(9,459,829)	(3,609,576)	(7,883,529)	(3,949,436)	(5,107,968)
Amortization of deferred offering costs	56,901	6,145	19,490	4,831	4,144	3,758

Net cash used for financing activities	(6,631,134)	(9,355,763)	(4,364,501)	(7,878,698)	(3,899,686)	(5,075,134)

Cash
Net increase (decrease) in cash	—	—	—	—	—	(56,238)
Cash at beginning of period	—	—	—	—	—	56,238

Cash at end of period	—	—	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest and fees	$1,625,954	$915,989	$363,241	$785,559	$361,017	$448,841

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	49

Financial Highlights	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.82		$14.52	$16.41	$14.27		$14.55		$13.21

Net investment income[1]	0.38		0.82	0.86	0.95		0.97		0.92
Net realized and unrealized gain (loss)	0.51		1.34	(1.82)	2.13		(0.33)		1.24
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.02)		(0.03)

Net increase (decrease) from investment operations	0.89		2.16	(0.96)	3.07		0.62		2.13

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.86)	(0.93)	(0.93)		(0.90)		(0.79)

Net asset value, end of period	$16.30		$15.82	$14.52	$16.41		$14.27		$14.55

Market price, end of period	$15.05		$14.04	$13.31	$16.36		$13.15		$14.04

Total Return Applicable to Common Shareholders[3]
Based on net asset value	6.00%	[4]	15.94%	(6.16)%	22.26%		4.88%		16.96%

Based on market price	10.28%	[4]	12.25%	(13.71)%	32.27%		0.16%		22.40%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.43%	[5]	1.57%	1.64%	1.48%	[6]	1.38%	[6]	1.23%	[6]

Total expenses after fees waived	1.43%	[5]	1.51%	1.56%	1.39%	[6]	1.25%	[6]	1.12%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.92%	[5]	0.93%	0.92%	1.01%	[6,8]	1.02%	[6]	0.98%	[6]

Net investment income	4.75%	[5]	5.44%	5.27%	6.14%	[6]	6.93%	[6]	6.52%	[6]

Distributions to AMPS Shareholders	—		—	—	0.06%		0.16%		0.18%

Net investment income to Common Shareholders	4.75%	[5]	5.44%	5.27%	6.08%		6.77%		6.34%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$668,444		$648,837	$595,269	$671,077		$583,400		$594,734

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$254,000		$254,000

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—		$82,421		$83,538

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$254,000		$254,000	$254,000	$254,000		—		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$363,167		$355,448	$334,358	$364,204		—		—

Borrowings outstanding, end of period (000)	$109,286		$88,271	$172,316	$185,775		$179,443		$181,855

Asset coverage, end of period per $1,000 of borrowings	$7,116		$8,350	$4,455	$4,612		$4,251		$4,270

Portfolio turnover rate	10%		25%	34%	46%		24%		25%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.97%.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock MuniHoldings New Jersey Quality Fund, Inc. (MUJ)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.74		$14.51	$16.54	$14.73	$15.19		$14.40

Net investment income[1]	0.42		0.86	0.86	0.83	0.93		1.00
Net realized and unrealized gain (loss)	0.86		1.27	(2.00)	1.87	(0.47)		0.67
Distributions to AMPS Shareholders from:
Net investment income	—		—	—	—	(0.03)		(0.03)
Net realized gain	—		—	—	—	—		(0.00)[2]

Net increase (decrease) from investment operations	1.28		2.13	(1.14)	2.70	0.43		1.64

Distributions to Common Shareholders from:[3]
Net investment income	(0.44)		(0.89)	(0.89)	(0.89)	(0.89)		(0.84)
Net realized gain	—		(0.01)	—	—	—		(0.01)

Total distributions to Common Shareholders	(0.44)		(0.90)	(0.89)	(0.89)	(0.89)		(0.85)

Net asset value, end of period	$16.58		$15.74	$14.51	$16.54	$14.73		$15.19

Market price, end of period	$15.07		$14.11	$13.30	$16.05	$13.74		$15.05

Total Return Applicable to Common Shareholders[4]
Based on net asset value	8.60%	[5]	15.79%	(7.19)%	18.96%	3.28%		11.95%

Based on market price	10.11%	[5]	13.24%	(12.33)%	23.76%	(2.77)%		19.37%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65%	[6,10]	1.64%	1.61%	1.81%	1.21%	[7]	1.13% [7]

Total expenses after fees waived and/or reimbursed	1.55%	[6,10]	1.57%	1.58%	1.78%	1.17%	[7]	1.08% [7]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[8]	1.02%	[6,9,10]	1.25% [9]	1.33% [9]	1.43% [9]	1.11%	[7]	1.05% [7]

Net investment income	5.17%	[6]	5.78%	5.28%	5.28%	6.36%	[7]	6.71% [7]

Distributions to AMPS Shareholders	—		—	—	—	0.21%		0.22%

Net investment income to Common Shareholders	5.17%	[6]	5.78%	5.28%	5.28%	6.15%		6.49%

Supplemental Data
Net assets applicable Common Shareholders, end of period (000)	$353,320		$335,425	$309,165	$351,837	$313,084		$322,681

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—	—		$172,700

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—	—		$71,713

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$172,700		$172,700	$172,700	$172,700	$172,700		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,586		$294,224	$279,019	$303,727	$281,288		—

Borrowings outstanding, end of period (000)	$34,699		$34,699	$38,231	$29,719	$13,263		$13,263

Asset coverage, end of period per $1,000 of borrowings	$11,182		$10,667	$9,087	$12,839	$24,606		$25,330

Portfolio turnover rate	7%		16%	10%	17%	12%		13%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2015 and the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%, 0.95%, 0.93% and 1.01%, respectively.

[10]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.53% and 0.96%, respectively.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	51

Financial Highlights	BlackRock MuniYield Investment Quality Fund (MFT)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$14.83		$13.61	$15.73	$13.40		$13.87		$12.83

Net investment income[1]	0.42		0.85	0.84	0.87		0.91		0.92
Net realized and unrealized gain (loss)	0.86		1.22	(2.11)	2.32		(0.49)		0.98
Distributions to AMPS Shareholders from net investment income	—		—	—	(0.01)		(0.04)		(0.04)

Net increase (decrease) from investment operations	1.28		2.07	(1.27)	3.18		0.38		1.86

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.85)	(0.85)	(0.85)		(0.85)		(0.82)

Net asset value, end of period	$15.68		$14.83	$13.61	$15.73		$13.40		$13.87

Market price, end of period	$14.38		$13.26	$12.20	$15.47		$12.39		$14.28

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.03%	[4]	16.40%	(8.41)%	24.51%		3.20%		14.99%

Based on market price	11.83%	[4]	16.10%	(16.52)%	32.43%		(7.32)%		28.72%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.55%	[5]	1.67%	1.72%	1.58%	[6]	1.23%	[6]	1.19%	[6]

Total expenses after fees waived	1.55%	[5]	1.67%	1.72%	1.58%	[6]	1.23%	[6]	1.19%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.96%	[5]	1.00%	1.00%	1.08%	[6,8]	1.11%	[6]	1.09%	[6]

Net investment income	5.47%	[5]	6.04%	5.36%	5.94%	[6]	6.91%	[6]	6.80%	[6]

Distributions to AMPS Shareholders	—		—	—	0.08%		0.28%		0.29%

Net investment income to Common Shareholders	5.47%	[5]	6.04%	5.36%	5.86%		6.63%		6.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$132,864		$125,647	$115,287	$133,160		$113,423		$117,341

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		$56,525		$56,525

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)			—	—	—		$75,165		$76,900

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$56,500		$56,500	$56,500	$56,500		—		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$335,157		$322,384	$304,049	$335,681		—		—

Borrowings outstanding, end of period (000)	$19,509		$20,284	$28,192	$34,106		$15,680		$16,200

Asset coverage, end of period per $1,000 of borrowings	$7,810		$7,194	$5,089	$4,904		$8,234		$8,243

Portfolio turnover rate	5%		32%	51%	43%		29%		38%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]	For the year ended July, 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock MuniYield Michigan Quality Fund, Inc. (MIY)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.24		$14.16	$16.18	$14.63		$14.92		$13.93

Net investment income[1]	0.42		0.86	0.90	0.87		0.93		0.98
Net realized and unrealized gain (loss)	0.96		1.12	(2.00)	1.61		(0.26)		0.94
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.04)		(0.05)

Net increase (decrease) from investment operations	1.38		1.98	(1.10)	2.48		0.63		1.87

Distributions to Common Shareholders from net investment income[2]	(0.43)		(0.90)	(0.92)	(0.93)		(0.92)		(0.88)

Net asset value, end of period	$16.19		$15.24	$14.16	$16.18		$14.63		$14.92

Market price, end of period	$14.51		$13.47	$12.57	$16.05		$13.39		$14.55

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.58%	[4]	15.24%	(7.09)%	17.60%		4.78%		14.31%

Based on market price	11.12%	[4]	14.74%	(16.86)%	27.46%		(1.67)%		26.76%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	[5]	1.54%	1.50%	1.72%		1.37%	[6]	1.07%	[6]

Total expenses after fees waived	1.46%	[5]	1.54%	1.50%	1.72%		1.36%	[6]	1.07%	[6]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[7]	0.91%	[5]	0.93%	0.89%	1.38%	[8]	1.23%	[6]	1.03%	[6]

Net investment income	5.27%	[5]	5.94%	5.62%	5.65%		6.48%	[6]	6.72%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.25%		0.31%

Net investment income to Common Shareholders	5.27%	[5]	5.94%	5.62%	5.65%		6.23%		6.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$295,466		$278,143	$258,341	$294,804		$266,326		$271,609

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$144,650

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$71,945

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$144,600		$144,600	$144,600	$144,600		$144,600		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$304,333		$292,354	$278,659	$303,876		$284,181		—

Borrowings outstanding, end of period (000)	$23,487		$23,487	$34,876	$29,568		$16,190		$16,190

Asset coverage, end of period per $1,000 of borrowings	$13,580		$12,842	$8,407	$10,970		$17,450		$17,776

Portfolio turnover rate	9%		22%	17%	19%		16%		15%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the year ended July 31, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	53

Financial Highlights	BlackRock MuniYield New Jersey Quality Fund, Inc. (MJI)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.61		$14.29	$16.35	$14.53		$15.00		$14.07

Net investment income[1]	0.42		0.86	0.86	0.82		0.91		0.98
Net realized and unrealized gain (loss)	0.92		1.35	(2.01)	1.89		(0.48)		0.94
Distributions to VRDP Shareholders from net realized gain	—		—	(0.00)[2]	—		—		—
Distributions to AMPS shareholders from:
Net investment income	—		—	—	—		(0.04)		(0.04)
Net realized gain	—		—	—	—		—		(0.01)

Net increase (decrease) from investment operations	1.34		2.21	(1.15)	2.71		0.39		1.87

Distributions to Common Shareholders from:[3]
Net investment income	(0.44)		(0.89)	(0.88)	(0.89)		(0.86)		(0.84)
Net realized gain	—		(0.00)[2]	(0.03)	—		—		(0.10)

Total distributions to Common Shareholders	(0.44)		(0.89)	(0.91)	(0.89)		(0.86)		(0.94)

Net asset value, end of period	$16.51		$15.61	$14.29	$16.35		$14.53		$15.00

Market price, end of period	$14.91		$14.15	$13.27	$16.31		$13.16		$14.92

Total Return Applicable to Common Shareholders[4]
Based on net asset value	9.08%	[5]	16.64%	(7.41)%	19.32%		3.10%		13.90%

Based on market price	8.67%	[5]	13.85%	(13.81)%	31.42%		(6.12)%		24.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	[6,10]	1.58%	1.54%	1.71%	[7]	1.13%	[7]	1.06% [7]

Total expenses after fees waived and/or reimbursed	1.53%	[6,10]	1.58%	1.53%	1.70%	[7]	1.12%	[7]	1.05% [7]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[8]	1.02%	[6,9,10]	1.25% [9]	1.29% [9]	1.38%	[7,9]	1.08%	[7]	1.02% [7]

Net investment income	5.21%	[6]	5.86%	5.34%	5.31%	[7]	6.32%	[7]	6.64% [7]

Distributions to AMPS Shareholders	—		—	—	—		0.31%		0.29%

Net investment income to Common Shareholders	5.21%	[6]	5.86%	5.34%	5.31%		6.01%		6.35%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$146,826		$138,891	$127,082	$144,942		$128,481		$132,281

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$64,475

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—	—	—		—		$76,294

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$64,400		$64,400	$64,400	$64,400		$64,400		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$327,990		$315,669	$297,332	$325,065		$299,505		—

Borrowings outstanding, end of period (000)	$18,044		$18,044	$20,545	$14,371		$4,684		$4,684

Asset coverage, end of period per $1,000 of borrowings	$9,137		$8,697	$7,186	$11,086		$28,428		$29,239

Portfolio turnover rate	6%		17%	11%	21%		12%		12%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of distributions to AMPS Shareholders.

[8]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the six months ended January 31, 2015 and the years ended July 31, 2014, July 31, 2013 and July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.02%, 0.98%, 0.93% and 0.99%, respectively.

[10]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.47% and 0.96%, respectively.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Financial Highlights	BlackRock MuniYield Pennsylvania Quality Fund, Inc. (MPA)

	Six Months Ended January 31, 2015 (Unaudited)		Year Ended July 31,
			2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.77		$14.59	$16.57	$14.97		$15.38		$14.28

Net investment income[1]	0.42		0.87	0.90	0.85		0.92		0.92
Net realized and unrealized gain (loss)	0.71		1.20	(1.99)	1.66		(0.38)		1.02
Distributions to AMPS Shareholders from net investment income	—		—	—	—		(0.03)		(0.03)

Net increase (decrease) from investment operations	1.13		2.07	(1.09)	2.51		0.51		1.91

Distributions to Common Shareholders from net investment income[2]	(0.44)		(0.89)	(0.89)	(0.91)		(0.92)		(0.81)

Net asset value, end of period	$16.46		$15.77	$14.59	$16.57		$14.97		$15.38

Market price, end of period	$15.11		$13.89	$13.07	$15.98		$13.94		$15.26

Total Return Applicable to Common Shareholders[3]
Based on net asset value	7.63%	[4]	15.39%	(6.78)%	17.34%		3.84%		14.18%

Based on market price	12.17%	[4]	13.45%	(13.42)%	21.53%		(2.55)%		25.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60%	[5,8]	1.48%	1.53%	1.65%		1.37%	[6]	1.15%	[6]

Total expenses after fees waived and/or reimbursed	1.43%	[5,8]	1.48%	1.53%	1.65%		1.36%	[6]	1.15%	[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs[7]	0.95%	[5,8]	0.95%	0.94%	1.28%	[9]	1.14%	[6]	1.00%	[6]

Net investment income	5.15%	[5]	5.79%	5.46%	5.38%		6.24%	[6]	6.17%	[6]

Distributions to AMPS Shareholders	—		—	—	—		0.18%		0.22%

Net investment income to Common Shareholders	5.15%	[5]	5.79%	5.46%	5.38%		6.06%		5.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$189,333		$181,459	$167,857	$190,562		$171,938		$176,530

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$66,350

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	—	—		—		$91,517

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$66,300		$66,300	$66,300	$66,300		$66,300		—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$385,570		$373,693	$353,178	$387,425		$359,333		—

Borrowings outstanding, end of period (000)	$37,066		$37,066	$53,010	$50,860		$33,765		$38,445

Asset coverage, end of period per $1,000 of borrowings	$6,108		$5,896	$4,167	$4,747		$6,092		$5,592

Portfolio turnover rate	7%		16%	8%	23%		11%		6%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of distributions to AMPS Shareholders.

[7]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

Includes reorganization costs associated with the Fund’s merger. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.40% and 0.92%, respectively.

[9]

For the year ended July 31, 2012, the total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	55

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the 1940 Act, as closed-end management investment companies and referred to herein collectively as the “Funds”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings California Quality Fund, Inc	MUC	Maryland	Non-diversified
BlackRock MuniHoldings New Jersey Quality Fund, Inc	MUJ	Maryland	Non-diversified
BlackRock MuniYield Investment Quality Fund	MFT	Massachusetts	Non-diversified
BlackRock MuniYield Michigan Quality Fund, Inc.	MIY	Maryland	Non-diversified
BlackRock MuniYield New Jersey Quality Fund, Inc.	MJI	Maryland	Non-diversified
BlackRock MuniYield Pennsylvania Quality Fund	MPA	Massachusetts	Non-diversified

The Board of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts), or certain borrowings (e.g., TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 9.

56	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and director’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of TOB Trusts. The Funds transfer municipal bonds into a special purpose entity (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB Trust, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The Funds, as TOB Residual holders, would be responsible for the payment of the credit enhancement fee and for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The Residuals held by a Fund include the right of a Fund (subject to the non-occurrence of certain termination events enumerated below, and a specified number of days’ prior notice), to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest. Thereafter, that Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. The TOB Trust may also be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) and mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs may include the bankruptcy or default of the issuer of the municipal bond, a substantial downgrade in credit quality of the issuer of the municipal bond, failure of any scheduled payment of principal or interest on the underlying bonds, and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bond. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificate holders would be paid senior to the Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificate holders and Residual holders would be paid equally in proportion to the respective face values of their certificates. During the six months ended January 31, 2015, no TOB Trusts in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial

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Notes to Financial Statements (continued)

reporting purposes; therefore, the municipal bonds deposited into a TOB Trust are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOB Trusts on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above.

When a Fund invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at January 31, 2015, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by the Funds at January 31, 2015.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At January 31, 2015, the aggregate value of the underlying municipal bonds transferred to TOB Trusts, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability For TOB Trust Certificates	Range of Interest Rates
MUC	$240,450,940	$109,286,444	0.02% - 0.17%
MUJ	$66,431,533	$34,699,311	0.02% - 0.17%
MFT	$38,192,171	$19,509,342	0.02% - 0.25%
MIY	$49,135,561	$23,487,000	0.02% - 0.17%
MJI	$33,867,646	$18,044,269	0.02% - 0.17%
MPA	$71,124,003	$37,066,212	0.03% - 0.22%

For the six months ended January 31, 2015, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUC	$95,200,574	0.60%
MUJ	$34,699,311	0.64%
MFT	$19,941,360	0.66%
MIY	$23,487,000	0.53%
MJI	$18,044,269	0.66%
MPA	$37,066,212	0.63%

Should short-term interest rates rise, the Funds’ investments in TOB transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

While the Funds’ investment policies and restrictions expressly permit investments in inverse floating rate securities such as Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds’ management believes that the Funds’ restrictions on borrowings do not apply to secured borrowings. For accounting purposes, the Funds’ transfer of municipal bonds to a TOB Trust are deemed secured borrowings.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds invest in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the

58	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

	Fair Values of Derivative Financial Instruments as of January 31, 2015
		Value
		MUC		MUJ		MFT
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	—	$(1,630,915)	—	$(1,283,124)	—	$(698,733)

		MIY		MJI		MPA
		Value
	Statements of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Interest rate contracts	Net unrealized appreciation/depreciation[1]	—	$(923,371)	—	$(559,799)	—	$(526,217)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended January 31, 2015
	Net Realized Loss From			Net Change in Unrealized Appreciation/Depreciation on
	MUC	MUJ	MFT	MUC	MUJ	MFT
Interest rate contracts:
Financial futures contracts	$(1,463,700)	$(517,351)	$(178,013)	$(1,729,878)	$(1,370,923)	$(732,568)

	Net Realized Loss From			Net Change in Unrealized Appreciation/Depreciation on
	MIY	MJI	MPA	MIY	MJI	MPA
Interest rate contracts:
Financial futures contracts	$(343,939)	$(229,831)	$(438,191)	$(983,331)	$(596,203)	$(484,974)

For the six months ended January 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Financial futures contracts:
Average notional value of contracts — short	$64,308,594	$38,793,242	$21,289,570	$27,887,109	$16,863,086	$15,955,344

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are

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Notes to Financial Statements (continued)

required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	MUC	MUJ	MFT	MIY	MJI	MPA
Investment advisory fee	0.55%	0.55%	0.50%	0.50%	0.50%	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015 the amounts waived were:

	MUC	MUJ	MFT	MIY	MJI	MPA
Amounts waived	$417	$2,163	$67	$5,724	$950	$4

The Manager, for MUC and MUJ, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the six months ended January 31, 2015, the waivers were:

MUC	$350
MUJ	$62,248

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales:

For the six months ended January 31, 2015, purchases and sales of investments, excluding short-term securities were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Purchases	$136,058,786	$35,635,306	$9,712,105	$45,377,025	$12,937,969	$23,530,865
Sales	$101,655,891	$39,425,721	$9,126,371	$40,730,123	$12,859,327	$20,728,107

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	MUC	MUJ	MFT	MIY	MJI	MPA
2016	—	—	—	$1,401,889	—	—
2017	$6,504,940	—	—	2,031,132	—	$1,066,968
2018	—	—	$4,616,682	—	—	893,908
2019	—	—	—	—	—	50,303
No expiration[1]	6,704,230	$3,805,742	6,128,990	6,520,645	$2,198,376	1,448,538

Total	$13,209,170	$3,805,742	$10,745,672	$9,953,666	$2,198,376	$3,459,717

[1]	Must be utilized prior to losses subject to expiration.

60	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

As of January 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUC	MUJ	MFT	MIY	MJI	MPA
Tax cost	$828,047,301	$463,144,060	$164,296,244	$397,323,199	$187,178,357	$244,567,264

Gross unrealized appreciation	$89,397,580	$56,197,037	$25,038,477	$43,040,021	$22,949,141	$24,329,977
Gross unrealized depreciation	(97,847)	(773,729)	(268,823)	(148,046)	(491,475)	(762,247)

Net unrealized appreciation	$89,299,733	$55,423,308	$24,769,654	$42,891,975	$22,457,666	$$23,567,730

8. Principal Risks:

MUC, MUJ, MIY, MJI, and MPA invest a substantial amount of their assets in issuers located in a single state or limited number of states. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedules of Investments for these securities and derivatives. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

As of January 31, 2015, MUC and MPA invested a significant portion of their assets in securities in the county/city/special district/school district sector. MIY and MJI invested a significant portion of their assets in securities in the education sector. MIY invested a significant portion of their assets in securities in the health sector. MUJ invested a significant portion of their assets in securities in the state sector. MUJ, MFT and MJI invested a significant portion of their assets in securities in the transportation sector. MUC invested a significant portion of their assets in securities in the utilities sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds” as defined in the Volcker Rule. The Volcker Rule precludes banking entities and their affiliates from sponsoring existing TOB Trusts as such Trusts have been structured to date. In response to these restrictions, market participants have developed a new structure for TOB Trusts designed to ensure that no banking entity is sponsoring the TOB Trust for purposes of the Volcker Rule. In such a structure, certain responsibilities that previously belonged to the sponsor bank will be performed by the Funds. The Funds may utilize the service providers in meeting these responsibilities. This structure remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Fund’s ability to hold Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing Residual holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

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Notes to Financial Statements (continued)

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

MFT and MPA are authorized to issue an unlimited number of Common Shares and 1 million Preferred Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.05. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

MUC, MUJ, MIY and MJI are authorized to issue 200 million shares, par value $0.10 per share, all of which were initially classified as Common Shares. Each Fund’s Board is authorized, however, to reclassify any unissued Common Shares as Preferred Shares without approval of Common Shareholders.

Common Shares

For the six months ended January 31, 2015 and year ended July 31, 2014, shares issued and outstanding remained constant for the Funds.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MUJ, MIY, MJI and MPA (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

As of January 31, 2015, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MUJ	6/30/11	1,727	$172,700,000	7/01/41
MIY	4/21/11	1,446	$144,600,000	5/01/41
MJI	6/30/11	644	$64,400,000	7/01/41
MPA	5/19/11	663	$66,300,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require an initial commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MUJ, MIY, MJI and MPA and the liquidity provider are scheduled to expire, unless renewed or terminated in advance, as follows:

	MUJ	MIY	MJI	MPA
Expiration Date	4/19/17	7/09/15	4/19/17	7/09/15

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of

62	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (continued)

any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VRDP Shares were assigned a long-term rating of Aa2 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of the remarketable VRDP Shares that were tendered for remarketing during the six months ended January 31, 2015 were successfully remarketed.

For the six months ended January 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MUJ	MIY	MJI	MPA
Rate	0.92%	0.99%	0.92%	0.99%

On June 21, 2012, MIY and MPA commenced a three-year term ending June 24, 2015 (“special rate period”) with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

On April 17, 2014, MUJ and MJI commenced a three-year term ending April 19, 2017 (“special rate period”) with respect to their VRDP Shares. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing.

The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by the VRDP Funds on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, the VRDP Funds are required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MIY and MPA will not pay any liquidity and remarketing fees during the special rate period and MUJ and MJI will pay each of the liquidity provider and remarketing agent a nominal fee at the annual rate of 0.01% during the special rate period. Each VRDP Fund instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If the VRDP Funds redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based

SEMI-ANNUAL REPORT	JANUARY 31, 2015	63

Notes to Financial Statements (continued)

on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015 for MIY and MPA and April 19, 2017 for MUJ and MJI the holder of the VRDP Shares and the VRDP Funds may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

As of the six months ended January 31, 2015, VRDP Shares issued and outstanding remained constant.

VMTP Shares

MUC and MFT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share , in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

As of the six months ended January 31, 2015, the VMTP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MUC	3/22/12	2,540	$254,000,000	4/01/15
MFT	12/16/11	565	$56,500,000	12/31/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. The term date for VMTP Shares of MFT was extended to December 31, 2015 in June 2014. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Fund redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares for each Fund were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of January 31, 2015, the VMTP Shares were assigned a long-term rating of Aa1 and Aa2 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

As of the six months ended January 31, 2015, the annualized dividend rates for the VRDP Shares were as follows:

	MUC	MFT
Rate	1.04%	1.04%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

As of the six months ended January 31, 2015, VMTP Shares issued and outstanding remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

64	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Notes to Financial Statements (concluded)

10. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on March 2, 2015, to Common Shareholders of record on February 13, 2015:

Common Dividend Per Share
MUC	$0.0675
MUJ	$0.0740
MFT	$0.0710
MIY	$0.0720
MJI	$0.0740
MPA	$0.0740

Additionally, the Funds declared a net investment income dividend on March 2, 2015 payable to Common Shareholders of record on March 13, 2015 for the same amounts noted above, except the amount for MPA was $0.0715.

The dividends declared on Preferred Shares for the period February 1, 2015 to February 28, 2105, were as follows:

	Preferred Shares	Series	Dividends Declared
MUC	VMTP Shares	W-7	$198,746
MUJ	VRDP Shares	W-7	$119,234
MFT	VMTP Shares	W-7	$44,209
MIY	VRDP Shares	W-7	$107,598
MJI	VRDP Shares	W-7	$44,463
MPA	VRDP Shares	W-7	$49,335

At a special shareholder meeting on March 12, 2015, shareholders of MUJ, MJI, BPS and MPA approved their respective reorganization.

Reorganization costs incurred by MUJ, MJI and MPA in connection with their respective reorganizations were expensed by each respective Fund. The Manager reimbursed a portion of the reorganization costs for each Fund, which is shown as reorganization costs reimbursed by Manager in the Statements of Operations.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	65

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Robert C. Crothers, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Effective September 5, 2014, Brendan Kyne resigned as a Vice President of each Fund.

Effective December 31, 2014, Paul L. Audet and Henry Gabbay resigned as Directors of the Funds. Effective December 31, 2014, Barbara G. Novick and John M. Perlowski were appointed to serve as Directors of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian State Street Bank and Trust Company Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent Common Shares Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Providers Citibank, N.A.[1] New York, NY 10179 Bank of America, N.A.[2] New York, NY 10036	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

VRDP Remarketing Agents Citigroup Global Markets Inc.[1] New York, NY 10179 Merrill Lynch, Pierce, Fenner & Smith Incorporated[2] New York, NY 10036

Accounting Agent State Street Bank and Trust Company Boston, MA 02110

[1]	For MIY and MPA.

[2]	For MUJ and MJI.

66	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Additional Information

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	67

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market. The Funds have not filed a registration statement with respect to any Shelf Offerings. This report is not an offer to sell Fund Common Shares and is not a solicitation of an offer to buy Fund Common Shares. If a Fund files a registration statement with respect to any Shelf Offering, the prospectus contained therein will contain more complete information about the Fund and should be read carefully before investing.

68	SEMI-ANNUAL REPORT	JANUARY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JANUARY 31, 2015	69

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS6-1/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –    Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New Jersey Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New Jersey Quality Fund, Inc.

Date: April 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield New Jersey Quality Fund, Inc.
Date: April 2, 2015
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield New Jersey Quality Fund, Inc.

Date: April 2, 2015

3